UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report December 31, 2010

EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
The U.S. economy continued its slow recovery during the fiscal year ending December 31, 2010, even as concerns about high unemployment and budget deficits provoked ongoing skittishness in the capital markets. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Third quarter GDP improved slightly to an annualized rate of 2.5%, although it was still too low to generate meaningful job growth. Fourth quarter GDP was 3.2%, according to the first estimate by the U.S. Department of Commerce. Unemployment finished the year at 9.8%, while it remained difficult to find signs of strength in the housing market as the year came to a close.
Municipal bond performance was positive for the fiscal year, in spite of ongoing negative media attention on the tax-exempt sector. This performance resulted in part from continued investor concern about the strength of the economic recovery, benefiting less risky fixed-income investments in general. In the third quarter of 2010, the municipal market was bolstered by very light issuance and sustained demand. In the fourth quarter, however, a significant technical dislocation occurred, in which strong municipal supply met with weak demand, driving prices down (and yields up). Municipal issuers increased new issuance on concerns over the potential for higher yields in 2011 and uncertainty over the extension of the Build America Bond program, which expired on December 31, 2010.
Against this backdrop, the Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—an unmanaged index of municipal bonds traded in the U.S.—gained 2.38% for the 12 months ending December 31, 2010. For the same period, longer-term munis, as measured by the Barclays Capital Long (22+) Municipal Bond Index—an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more—returned 1.12%. Intermediate-maturity bonds, represented by the 7-year segment of the Index, gained 4.63% for the same period, while shorter-maturity bonds in the 5-year segment of the Index returned 3.40%.1
Management Discussion
During the fiscal year ending December 31, 2010, the Fund underperformed the Index. For many years, management has employed a strategy of buying long maturity municipal bonds to generate a higher amount of tax exempt income while partially mitigating the excess volatility of those longer-duration bonds through a combination of U.S. Treasury futures and interest-rate swaps. During the fiscal year, a number of factors affected the fixed-income markets, including instability in eurozone countries and a second round of quantitative easing by the U.S. Federal Reserve to address the uncertainty surrounding the U.S. economic recovery. U.S. Treasury yields and global interest rates, as measured by the London Interbank Offered Rate (LIBOR) were affected more significantly by these factors than the U.S. municipal bond market. As Treasury and LIBOR rates fell (and prices rose) in response to these factors, municipal bonds underperformed Treasuries and LIBOR, and this underperformance was exacerbated by increased media coverage of state and municipal budget deficits. As a result, the municipal/ Treasury ratio climbed, and the Fund’s partial hedge detracted from performance for the 12-month period, causing the Fund to underperform the Index.

Total Return Performance 12/31/09 — 12/31/10
Class A2	-0.79%
Class B2	-1.43
Class C2	-1.42
Class I2	-0.50
Barclays Capital Municipal Bond Index[1]	2.38
Barclays Capital Long (22+) Municipal Bond Index[1]	1.12
Lipper General Municipal Debt Funds Average[1]	1.72
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class I shares are offered at net asset value. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
The Fund was structured with higher exposure to hospital bonds and non-rated securities compared to the Index. The Fund’s higher exposure to these investments contributed positively to its performance for the year versus the Index.
Management employed leverage in the Fund, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Fund’s exposure to its underlying investments in both up and down markets.1
As we move ahead, we continue to focus on state and local government budget deficits, which are expected to peak in 2011. The decline in tax revenues appears to be reaching a bottom, with some municipalities realizing growth in tax receipts due to a combination of slim economic growth and an increase in actual tax rates. However, spending continues to grow faster than tax receipts despite deep spending cuts enacted by some government officials. We will continue to analyze any new developments and solutions that government leaders formulate to address their fiscal problems.

[1]	The Fund employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMBX	EBMBX	ECMBX	EVMBX

Average Annual Total Returns (at net asset value)

One Year	-0.79%	-1.43%	-1.42%	-0.50%
Five Years	1.35	0.59	N.A.	1.60
10 Years	3.76	3.02	N.A.	4.02
Life of Fund†	3.75	2.92	0.45	6.35
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-5.51%	-6.16%	-2.37%	-0.50%
Five Years	0.37	0.25	N.A.	1.60
10 Years	3.25	3.02	N.A.	4.02
Life of Fund†	3.36	2.92	0.45	6.35

†	Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class C: 5/2/06; Class I: 3/16/78.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.95%	1.70%	1.70%	0.70%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.17%	4.41%	4.41%	5.42%
Taxable-Equivalent Distribution Rate[3,4]	7.95	6.78	6.78	8.34
SEC 30-day Yield[5]	5.06	4.55	4.55	5.55
Taxable-Equivalent SEC 30-day Yield[4,5]	7.78	7.00	7.00	8.54
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	2.38%	1.12%
Five Years	4.09	2.71
10 Years	4.83	4.79
Lipper Averages7 (Average Annual Total Returns)

Lipper General Municipal Debt Funds Classification
One Year	1.72%
Five Years	2.59
10 Years	3.69
Portfolio Manager: Cynthia J. Clemson

*	Source: Lipper, Inc. Class I of the Fund commenced operations on 3/16/78.

A $250,000 hypothetical investment at net asset value in Class A and Class B on 12/31/00 and Class C on 5/2/06 (commencement of operations), would have been valued at $361,694 ($344,418 at the maximum offering price), $336,764 and $255,245, respectively, on 12/31/10.

A $10,000 hypothetical investment at net asset value in Class A and Class B on 12/31/00 and Class C on 5/2/06 (commencement of operations), would have been valued at $14,468 ($13,777 at the maximum offering price), $13,471 and $10,210, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
1    Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 5/1/10. Includes interest expense of 0.11% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month-end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 259, 198 and 161 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

3

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010
PORTFOLIO COMPOSITION
Rating Distribution*1

By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1l to the fund’s financial statements. Absent such securities, the fund’s rating distribution as of 12/31/10 is as follows:

AAA	21.9%	BBB	9.8%	CC	0.1%
AA	38.9%	BB	2.1%	Not Rated	5.4%
A	20.9%	CCC	0.9

Fund Statistics[2]
• Number of Issues:	195
• Average Maturity:	23.8 years
• Average Effective Maturity:	18.4 years
• Average Call Protection:	8.9 years
• Average Dollar Price:	$88.53
• RIB Leverage[3]:	14.7%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 12/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

4

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$965.30	$4.76
Class B	$1,000.00	$962.50	$8.46
Class C	$1,000.00	$962.50	$8.46
Class I	$1,000.00	$967.30	$3.52

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.89
Class B	$1,000.00	$1,016.60	$8.69
Class C	$1,000.00	$1,016.60	$8.69
Class I	$1,000.00	$1,021.60	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% for Class A shares, 1.71% for Class B shares, 1.71% for Class C shares and 0.71% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

5

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 118.0%

Principal Amount
(000’s omitted)	Security	Value

Education — 11.1%

$9,990	Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38(1)	$9,937,453
11,335	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 11/15/37	10,701,487
75	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	73,149
12,960	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(2)	13,770,648
4,110	Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	4,294,210
2,570	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/35	2,598,090
9,990	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	10,055,335
4,060	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	3,618,678
4,475	University of Virginia, 5.00%, 6/1/40	4,562,262

		$59,611,312

Electric Utilities — 3.5%

$3,520	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	$3,739,261
2,100	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	568,638
2,000	Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	2,032,260
7,000	San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(1)	7,052,920
5,505	Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	5,599,576

		$18,992,655

Escrowed / Prerefunded — 2.8%

$10,000	Foothill/Eastern, CA, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/18	$8,191,600
2,580	New Jersey Transportation Trust Fund Authority, (Transportation System), Prerefunded to 12/15/18, 6.00%, 12/15/38	3,198,349
6,000	Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	3,876,420

		$15,266,369

General Obligations — 14.2%

$1,910	Aldine, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/36	$1,659,332
2,800	Clackamas County, OR, School District No. 46, 0.00%, 6/15/32	874,160
5,880	Clackamas County, OR, School District No. 46, 0.00%, 6/15/33	1,734,953
11,100	Clackamas County, OR, School District No. 46, 0.00%, 6/15/34	3,094,902
11,775	Clackamas County, OR, School District No. 46, 0.00%, 6/15/36	2,922,555
10,000	Clark County, NV, 5.00%, 6/1/38(1)	9,809,300
4,000	Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/24	2,103,200
3,700	Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/25	1,819,697
525	Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/27	546,746
1,070	Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/31	1,093,861
740	Newton, MA, 5.00%, 4/1/36	758,803
1,610	Newton, MA, 5.00%, 4/1/39	1,648,688
450	North Haledon, NJ, 3.00%, 1/15/18	461,655
650	North Haledon, NJ, 3.00%, 1/15/19	650,917
650	North Haledon, NJ, 3.125%, 1/15/20	646,243
248	North Haledon, NJ, 3.25%, 1/15/22	241,760
2,500	Northside, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/38	2,519,550
5,195	Port Authority of Houston, TX, (Harris County), 5.00%, 10/1/38	5,200,091
2,500	Port Authority of Houston, TX, (Harris County), 5.00%, 10/1/39	2,500,775
2,560	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/24	1,346,048
1,790	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/25	880,340
1,790	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/26	821,896
12,690	San Francisco, CA, Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(1)	12,325,670
7,700	Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(1)(3)	7,713,013
4,000	South Carolina, 3.25%, 8/1/30	3,305,480
3,670	South Carolina, (Coastal Carolina University), 2.50%, 4/1/29	2,711,946
7,590	Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/33	7,315,394

		$76,706,975

Health Care-Miscellaneous — 1.2%

$4,275	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	4,401,882

See notes to financial statements

6

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Health Care-Miscellaneous (continued)

$200	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	$202,348
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	101,174
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class E, 7.50%, 9/1/15	101,174
192	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	197,238
680	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(4)	695,110
809	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(4)	827,536

		$6,526,462

Hospital — 15.5%

$875	Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.375%, 8/15/29	$883,059
3,060	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,779,214
5,275	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,177,360
1,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/29	1,247,527
2,465	California Statewide Communities Development Authority, (John Muir Health), 5.125%, 7/1/39	2,253,528
3,280	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	2,920,709
140	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	127,280
1,080	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	906,973
1,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	917,320
965	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	846,836
10,710	Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.50%, 5/15/35(1)	11,049,828
6,480	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,274,714
2,985	Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	3,174,368
7,120	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	7,807,934
5,230	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	5,504,157
2,490	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	432,762
10,410	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,376,618
4,150	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	4,163,736
4,350	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	3,785,370
1,865	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,826,040
2,870	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,796,212
3,380	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,230,503
1,575	Oneida County, NY, Industrial Development Agency, (St. Elizabeth’s Medical Center), 5.75%, 12/1/19	1,510,787
980	Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.125%, 10/1/26	942,721
1,000	Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	1,021,970
955	San Benito, CA, Health Care District, 5.40%, 10/1/20	867,627
10,605	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	9,912,918

		$83,738,071

Housing — 0.8%

$2,320	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	$2,167,414
1,090	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	1,109,947
885	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	884,982
285	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(5)	170,584

		$4,332,927

Industrial Development Revenue — 3.4%

$3,500	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co. Project), 4.95%, 5/15/33	$3,182,130
5,000	Chicago, IL, (American Airlines, Inc. - O’Hare International Airport), 5.50%, 12/1/30	4,085,400
695	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	675,658
8,250	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	8,026,507

See notes to financial statements

7

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$2,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	$2,180,873

		$18,150,568

Insured-Education — 0.4%

$1,750	Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,903,720

		$1,903,720

Insured-Electric Utilities — 1.2%

$5,415	Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,701,291
2,865	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	1,000,573

		$6,701,864

Insured-General Obligations — 5.6%

$14,380	District of Columbia, (FGIC), (NPFG), 4.75%, 6/1/33	$13,546,823
4,285	Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 4.00%, 8/15/40	3,646,792
735	Goose Creek, TX, Consolidated Independent School District, (NPFG), (PSF Guaranteed), 4.75%, 2/15/28	745,466
395	Goose Creek, TX, Consolidated Independent School District, (NPFG), (PSF Guaranteed), 4.75%, 2/15/29	398,646
6,875	Los Angeles, CA, Unified School District, (Election of 2005), (AGM), 4.75%, 7/1/32(1)	6,249,650
2,340	Merced, CA, Union High School District, (FGIC), (NPFG), 0.00%, 8/1/20	1,362,722
955	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	853,283
2,170	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	2,084,676
1,865	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	1,500,206

		$30,388,264

Insured-Hospital — 1.5%

$7,150	Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$5,755,106
185	Henrico County, VA, Economic Development Authority, (Bon Secours Health System), (AGC), 4.50%, 11/1/42	157,946
2,245	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	2,052,065

		$7,965,117

Insured-Lease Revenue / Certificates of Participation — 1.9%

$10,000	Anaheim, CA, Public Financing Authority, Lease Revenue, (AGM), 0.00%, 9/1/31	$2,350,700
7,650	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	6,280,497
2,385	Saint Louis, MO, Industrial Development Authority, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,376,693

		$10,007,890

Insured-Other Revenue — 1.0%

$3,735	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$3,378,718
10,600	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	1,794,580

		$5,173,298

Insured-Special Tax Revenue — 10.3%

$23,000	Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$16,647,170
5,210	Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	3,831,955
4,000	Hamilton County, OH, Sales Tax, (AMBAC), 0.00%, 12/1/22	2,163,560
6,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/27	6,230,340
5,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	5,121,850
3,385	McKay Landing, CO, Metropolitan District No. 2, (AMBAC), 4.25%, 12/1/36	2,350,781
8,440	Metropolitan Atlanta, GA, Rapid Transit Authority, (AGM), 5.00%, 7/1/34(1)	8,446,921
3,360	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,949,576
6,900	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	1,284,918
29,325	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	1,528,712
5,420	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	604,330
10,755	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,109,593

See notes to financial statements

8

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$8,590	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	$822,149
3,065	San Jose, CA, Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	2,392,938

		$55,484,793

Insured-Transportation — 5.3%

$2,350	Alabama Dock Authority, (NPFG), 4.50%, 10/1/36	$2,013,527
30,000	Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	6,817,200
5,050	Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34	4,589,693
7,120	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	775,866
2,950	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	2,642,817
1,040	New Orleans, LA, Aviation Board, (AGC), 6.00%, 1/1/23	1,144,208
9,685	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,237,357
3,755	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/32	795,084
4,570	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.75%, 8/15/38	4,342,688

		$28,358,440

Insured-Water and Sewer — 2.9%

$5,020	Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	$5,080,993
9,910	El Paso, TX, Water and Sewer Revenue, (NPFG), 4.75%, 3/1/27	9,892,757
990	Louisville and Jefferson County, KY, Metropolitan Sewer District and Drainage System, (AGC), 4.25%, 5/15/38	868,507

		$15,842,257

Nursing Home — 0.7%

$955	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$955,535
955	Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	955,592
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	1,910,460

		$3,821,587

Other Revenue — 6.0%

$1,175	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$1,174,965
1,320	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,333,741
720	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	731,383
48,810	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	1,066,499
2,365	Buckeye Tobacco Settlement Financing Authority, OH, 5.875%, 6/1/47	1,549,146
1,220	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,008,001
955	Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	537,923
625	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	422,069
5,455	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	3,745,403
1,000	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	859,180
2,035	New York, NY, Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	1,852,725
4,450	New York, NY, Transitional Finance Authority, (Building Aid), 5.25%, 1/15/27	4,625,775
7,250	New York, NY, Transitional Finance Authority, (Building Aid), 6.00%, 7/15/38	7,835,147
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	64,722
255	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	249,599
740	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	673,496
150	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	132,756
285	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	231,756
2,735	Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,329,946
12,555	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	306,468
2,390	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,677,613

		$32,408,313

Pooled Loans — 0.5%

$1,160	Idaho Bond Bank Authority, 5.25%, 9/15/25	$1,260,932
1,555	Idaho Bond Bank Authority, 5.375%, 9/15/27	1,674,455

		$2,935,387

See notes to financial statements

9

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 2.5%

$3,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$2,665,311
1,885	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,650,638
3,075	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	2,640,902
1,480	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,188,262
1,650	Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	1,647,244
2,345	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	2,238,514
1,480	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42(6)	824,212
980	St. Paul, MN, Housing and Redevelopment Authority, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(7)	725,876

		$13,580,959

Special Tax Revenue — 3.7%

$2,476	Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$1,940,070
748	Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	757,215
1,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	831,850
1,000	Capistrano, CA, Unified School District, 6.00%, 9/1/33	928,740
1,445	Cleveland-Cuyahoga County, OH, Port Authority, 7.00%, 12/1/18	1,456,965
4,040	Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	4,149,524
8,135	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	8,042,342
2,395	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,108,670
900	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	835,425

		$20,050,801

Transportation — 12.1%

$4,505	Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	$4,473,870
2,250	Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	2,536,087
5,000	Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	5,541,100
24,340	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/35	4,688,371
4,820	New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	5,172,294
6,730	New Jersey Turnpike Authority, 5.25%, 1/1/40	6,791,243
2,545	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	2,387,872
2,450	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	2,275,584
1,715	Pennsylvania Turnpike Commission, 5.50%, 12/1/41	1,725,719
11,500	Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	7,854,040
5,000	Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	4,966,800
3,500	Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,572,905
2,980	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,004,823
10,000	Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	10,176,700

		$65,167,408

Water and Sewer — 9.9%

$3,265	Charlotte, NC, Water and Sewer System Revenue, 5.00%, 7/1/38	$3,348,160
3,075	Massachusetts Water Resources Authority, 4.00%, 8/1/46	2,537,797
16,200	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 4.75%, 7/1/36	15,653,898
10,000	New York, NY, Enviornmental Facilities Corp., 5.00%, 10/15/35(1)(3)	10,114,100
14,100	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	14,374,386
6,855	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(1)	7,296,462

		$53,324,803

Total Tax-Exempt Investments — 118.0%
(identified cost $670,592,301)		$636,440,240

Other Assets, Less Liabilities — (18.0)%		$(96,876,517)

Net Assets — 100.0%		$539,563,723

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

See notes to financial statements

10

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

PSF - Permanent School Fund

XLCA - XL Capital Assurance, Inc.

At December 31, 2010, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	23.1%
California	17.9%
Texas	16.8%
Others, representing less than 10% individually	60.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2010, 25.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 10.5% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $4,552,113.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $4,256,677 or 0.8% of the Fund’s net assets.

(5)	Defaulted bond.

(6)	Security is in default and making only partial interest payments.

(7)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

11

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $670,592,301)	$636,440,240
Cash	282,437
Interest receivable	8,259,699
Receivable for investments sold	486,967
Receivable for Fund shares sold	1,021,151
Receivable for open swap contracts	119,000

Total assets	$646,609,494

Liabilities

Payable for floating rate notes issued	$92,620,000
Demand note payable	7,000,000
Payable for variation margin on open financial futures contracts	232,875
Payable for Fund shares redeemed	5,430,010
Distributions payable	950,507
Payable to affiliates:
Investment adviser fee	238,126
Distribution and service fees	131,351
Trustees’ fees	6,407
Interest expense and fees payable	206,960
Accrued expenses	229,535

Total liabilities	$107,045,771

Net Assets	$539,563,723

Sources of Net Assets

Paid-in capital	$683,319,496
Accumulated net realized loss	(112,103,246)
Accumulated undistributed net investment income	1,465,930
Net unrealized depreciation	(33,118,457)

Net Assets	$539,563,723

Class A Shares

Net Assets	$345,914,294
Shares Outstanding	41,551,518
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.32
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.73

Class B Shares

Net Assets	$13,078,452
Shares Outstanding	1,581,017
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.27

Class C Shares

Net Assets	$50,368,566
Shares Outstanding	6,083,800
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.28

Class I Shares

Net Assets	$130,202,411
Shares Outstanding	14,318,136
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Interest	$41,383,475

Total investment income	$41,383,475

Expenses

Investment adviser fee	$3,249,438
Distribution and service fees
Class A	1,084,738
Class B	171,138
Class C	561,376
Trustees’ fees and expenses	24,081
Custodian fee	282,763
Transfer and dividend disbursing agent fees	205,420
Legal and accounting services	83,881
Printing and postage	40,704
Registration fees	71,443
Interest expense and fees	948,171
Miscellaneous	76,533

Total expenses	$6,799,686

Deduct —
Reduction of custodian fee	$3,362

Total expense reductions	$3,362

Net expenses	$6,796,324

Net investment income	$34,587,151

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,343,017
Financial futures contracts	(5,244,024)
Swap contracts	(3,636,595)

Net realized loss	$(4,537,602)

Change in unrealized appreciation (depreciation) —
Investments	$(26,790,236)
Financial futures contracts	(2,514,549)
Swap contracts	(1,752,427)

Net change in unrealized appreciation (depreciation)	$(31,057,212)

Net realized and unrealized loss	$(35,594,814)

Net decrease in net assets from operations	$(1,007,663)

See notes to financial statements

12

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$34,587,151	$38,290,784
Net realized loss from investment transactions, financial futures contracts and swap contracts	(4,537,602)	(13,963,380)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(31,057,212)	174,894,213

Net increase (decrease) in net assets from operations	$(1,007,663)	$199,221,617

Distributions to shareholders —
From net investment income
Class A	$(20,920,638)	$(26,194,718)
Class B	(699,775)	(940,743)
Class C	(2,294,569)	(2,302,505)
Class I	(10,156,859)	(8,254,880)

Total distributions to shareholders	$(34,071,841)	$(37,692,846)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$52,480,445	$121,347,909
Class B	723,725	1,237,132
Class C	12,209,266	15,620,124
Class I	61,031,196	80,284,197
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,047,359	18,028,504
Class B	415,686	545,711
Class C	1,364,425	1,381,614
Class I	3,517,187	2,546,337
Cost of shares redeemed
Class A	(168,326,763)	(247,881,513)
Class B	(4,239,608)	(4,811,582)
Class C	(16,931,280)	(19,196,651)
Class I	(118,832,090)	(41,949,379)
Net asset value of shares exchanged
Class A	2,359,646	3,946,441
Class B	(2,359,646)	(3,946,441)

Net decrease in net assets from Fund share transactions	$(161,540,452)	$(72,847,597)

Net increase (decrease) in net assets	$(196,619,956)	$88,681,174

Net Assets

At beginning of year	$736,183,679	$647,502,505

At end of year	$539,563,723	$736,183,679

Accumulated undistributed net investment income included in net assets

At end of year	$1,465,930	$1,027,561

Statement of Cash Flows

For the Year Ended
Cash Flows From Operating Activities	December 31, 2010

Net decrease in net assets from operations	$(1,007,663)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	$(119,738,701)
Investments sold	300,553,081
Net amortization/accretion of premium (discount)	(4,190,843)
Decrease in interest receivable	2,144,891
Increase in receivable for investments sold	(338,881)
Decrease in receivable for variation margin on open financial futures contracts	371,000
Decrease in receivable for open swap contracts	1,752,427
Increase in payable for variation margin on open financial futures contracts	232,875
Decrease in payable to affiliate for investment adviser fee	(36,886)
Decrease in payable to affiliate for distribution and service fees	(32,236)
Decrease in payable to affiliate for Trustees’ fees	(1,193)
Decrease in interest expense and fees payable	(43,242)
Increase in accrued expenses	12,487
Net change in unrealized (appreciation) depreciation from investments	26,790,236
Net realized gain from investments	(4,343,017)

Net cash provided by operating activities	$202,124,335

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$126,204,662
Fund shares redeemed	(304,763,075)
Distributions paid, net of reinvestments	(13,959,707)
Proceeds from secured borrowings	7,500,000
Repayment of secured borrowings	(30,155,000)
Increase in demand note payable	7,000,000

Net cash used in financing activities	$(208,173,120)

Net decrease in cash	$(6,048,785)

Cash at beginning of year	$6,331,222

Cash at end of year	$282,437

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$20,344,657
Cash paid for interest and fees	$991,413

See notes to financial statements

13

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$8.800	$7.030	$9.590	$10.160		$9.800

Income (Loss) From Operations

Net investment income(1)	$0.436	$0.429	$0.421	$0.409		$0.427
Net realized and unrealized gain (loss)	(0.487)	1.763	(2.569)	(0.573)		0.355

Total income (loss) from operations	$(0.051)	$2.192	$(2.148)	$(0.164)		$0.782

Less Distributions

From net investment income	$(0.429)	$(0.422)	$(0.412)	$(0.406)		$(0.422)

Total distributions	$(0.429)	$(0.422)	$(0.412)	$(0.406)		$(0.422)

Net asset value — End of year	$8.320	$8.800	$7.030	$9.590		$10.160

Total Return(2)	(0.79)%	31.71%	(23.07)%	(1.66)%		8.16%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$345,914	$464,221	$454,906	$623,368		$407,852
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	0.84%	0.81%	0.78	%(3)	0.85%
Interest and fee expense(4)	0.13%	0.11%	0.32%	0.31%		0.39%
Total expenses before custodian fee reduction	0.96%	0.95%	1.13%	1.09	%(3)	1.24%
Expenses after custodian fee reduction excluding interest and fees	0.83%	0.84%	0.80%	0.75	%(3)	0.83%
Net investment income	4.90%	5.20%	4.80%	4.15%		4.29%
Portfolio Turnover	15%	46%	73%	64%		54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

14

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$8.740	$6.980	$9.530	$10.100		$9.740

Income (Loss) From Operations

Net investment income(1)	$0.368	$0.365	$0.353	$0.335		$0.355
Net realized and unrealized gain (loss)	(0.477)	1.755	(2.562)	(0.577)		0.350

Total income (loss) from operations	$(0.109)	$2.120	$(2.209)	$(0.242)		$0.705

Less Distributions

From net investment income	$(0.361)	$(0.360)	$(0.341)	$(0.328)		$(0.345)

Total distributions	$(0.361)	$(0.360)	$(0.341)	$(0.328)		$(0.345)

Net asset value — End of year	$8.270	$8.740	$6.980	$9.530		$10.100

Total Return(2)	(1.43)%	30.80%	(23.75)%	(2.44)%		7.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,078	$19,252	$21,293	$37,610		$46,013
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.59%	1.56%	1.53	%(3)	1.60%
Interest and fee expense(4)	0.13%	0.11%	0.32%	0.31%		0.39%
Total expenses before custodian fee reduction	1.71%	1.70%	1.88%	1.84	%(3)	1.99%
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.59%	1.55%	1.50	%(3)	1.58%
Net investment income	4.16%	4.47%	4.02%	3.41%		3.60%
Portfolio Turnover	15%	46%	73%	64%		54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

15

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
						Period Ended
	2010	2009	2008	2007		December 31, 2006(1)

Net asset value — Beginning of period	$8.750	$6.990	$9.540	$10.100		$9.720

Income (Loss) From Operations

Net investment income(2)	$0.367	$0.365	$0.352	$0.333		$0.218
Net realized and unrealized gain (loss)	(0.475)	1.755	(2.561)	(0.565)		0.391

Total income (loss) from operations	$(0.108)	$2.120	$(2.209)	$(0.232)		$0.609

Less Distributions

From net investment income	$(0.362)	$(0.360)	$(0.341)	$(0.328)		$(0.229)

Total distributions	$(0.362)	$(0.360)	$(0.341)	$(0.328)		$(0.229)

Net asset value — End of period	$8.280	$8.750	$6.990	$9.540		$10.100

Total Return(3)	(1.42)%	30.76%	(23.73)%	(2.34)%		6.33	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50,369	$56,641	$47,494	$49,953		$7,709
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.57%	1.59%	1.56%	1.52	%(6)	1.59	%(5)
Interest and fee expense(7)	0.13%	0.11%	0.32%	0.31%		0.39	%(5)
Total expenses before custodian fee reduction	1.70%	1.70%	1.88%	1.83	%(6)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.57%	1.59%	1.55%	1.49	%(6)	1.57	%(5)
Net investment income	4.14%	4.44%	4.06%	3.41%		3.25	%(5)
Portfolio Turnover	15%	46%	73%	64%		54	%(8)

(1)	For the period from the start of business, May 2, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended December 31, 2006.

See notes to financial statements

16

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$9.610	$7.670	$10.480	$11.100		$10.710

Income (Loss) From Operations

Net investment income(1)	$0.500	$0.491	$0.484	$0.474		$0.496
Net realized and unrealized gain (loss)	(0.528)	1.932	(2.817)	(0.623)		0.383

Total income (loss) from operations	$(0.028)	$2.423	$(2.333)	$(0.149)		$0.879

Less Distributions

From net investment income	$(0.492)	$(0.483)	$(0.477)	$(0.471)		$(0.489)

Total distributions	$(0.492)	$(0.483)	$(0.477)	$(0.471)		$(0.489)

Net asset value — End of year	$9.090	$9.610	$7.670	$10.480		$11.100

Total Return(2)	(0.50)%	31.98%	(22.88)%	(1.38)%		8.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$130,202	$196,069	$123,810	$215,985		$116,465
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.57%	0.59%	0.56%	0.53	%(3)	0.60%
Interest and fee expense(4)	0.13%	0.11%	0.32%	0.31%		0.39%
Total expenses before custodian fee reduction	0.70%	0.70%	0.88%	0.84	%(3)	0.99%
Expenses after custodian fee reduction excluding interest and fees	0.57%	0.59%	0.55%	0.50	%(3)	0.58%
Net investment income	5.14%	5.43%	5.02%	4.41%		4.56%
Portfolio Turnover	15%	46%	73%	64%		54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

17

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $108,585,553 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such

18

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

capital loss carryforward will expire on December 31, 2012 ($4,273,717), December 31, 2013 ($1,429,405), December 31, 2015 ($12,777,842), December 31, 2016 ($23,678,685), December 31, 2017 ($55,876,213) and December 31, 2018 ($10,549,691). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryforwards, if any, created after December 31, 2010.

Additionally, at December 31, 2010, the Fund had a net capital loss of $1,036,244, attributable to security transaction incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated

19

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At December 31, 2010, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $92,620,000 and $133,862,748, respectively. The range of interest rates on Floating Rate Notes outstanding at December 31, 2010 was 0.34% to 0.41%. For the year ended December 31, 2010, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $110,700,301 and 0.86%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of December 31, 2010.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,

	2010	2009

Distributions declared from:
Tax-exempt income	$33,984,168	$37,639,025
Ordinary income	87,673	53,821

During the year ended December 31, 2010, accumulated undistributed net investment income was decreased by $76,941 and accumulated net realized loss was decreased by $76,941 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$1,465,930
Capital loss carryforward and post October losses	$(109,621,797)
Net unrealized depreciation	$(35,599,906)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, inverse floaters and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

For the year ended December 31, 2010, the investment adviser fee amounted to $3,249,438, representing 0.46% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $8,934 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter received $44,533 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

21

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $1,084,738 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $128,353 and $421,031 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $639,000 and $3,784,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $42,785 and $140,345 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $20,000, $12,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $119,738,701 and $300,553,081, respectively, for the year ended December 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	5,975,975	14,920,655
Issued to shareholders electing to receive payments of distributions in Fund shares	1,693,755	2,177,757
Redemptions	(19,140,061)	(29,568,668)
Exchange from Class B shares	266,385	476,586

Net decrease	(11,203,946)	(11,993,670)

22

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2010	2009

Sales	81,435	150,327
Issued to shareholders electing to receive payments of distributions in Fund shares	47,092	66,574
Redemptions	(481,142)	(585,246)
Exchange to Class A shares	(268,011)	(478,910)

Net decrease	(620,626)	(847,255)

	Year Ended December 31,
Class C	2010	2009

Sales	1,386,969	1,892,072
Issued to shareholders electing to receive payments of distributions in Fund shares	154,501	167,692
Redemptions	(1,928,886)	(2,382,951)

Net decrease	(387,416)	(323,187)

	Year Ended December 31,
Class I	2010	2009

Sales	6,261,763	8,731,490
Issued to shareholders electing to receive payments of distributions in Fund shares	362,666	281,487
Redemptions	(12,704,378)	(4,747,304)

Net increase (decrease)	(6,079,949)	4,265,673

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$579,539,146

Gross unrealized appreciation	$11,841,197
Gross unrealized depreciation	(47,560,103)

Net unrealized depreciation	$(35,718,906)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2010, the Fund had a balance outstanding pursuant to this line of credit of $7,000,000, at an interest rate of 1.44%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2010. The Fund’s average borrowings or allocated fees during the year ended December 31, 2010 were not significant.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

3/11	207 U.S. 30-Year Treasury Bond	Short	$(26,194,479)	$(25,279,875)	$914,604

Interest Rate Swaps

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation

Bank of America	$13,275,000	4.092%	3-month USD-LIBOR-BBA	February 24, 2011/ February 24, 2041	$119,000

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the

23

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund enters into interest rate swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The Fund enters into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At December 31, 2010, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below. The value of securities pledged as collateral, if any, for open interest rate swap contracts at December 31, 2010 is disclosed in a note to the Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $119,000, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative		Liability Derivative

Futures Contracts	$914,604	(1)	$—
Interest Rate Swaps	119,000	(2)	—

Total	$1,033,604		$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(5,244,024)	$(2,514,549)
Interest Rate Swaps	(3,636,595)	(1,752,427)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of future contracts and interest rate swaps outstanding during the year ended December 31, 2010, which are indicative of the volume of these derivative types, were approximately $43,969,000 and $24,170,000, respectively.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

24

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$636,440,240	$—	$636,440,240

Total Investments	$—	$636,440,240	$—	$636,440,240

Futures Contracts	$914,604	$—	$—	$914,604
Interest Rate Swaps	—	119,000	—	119,000

Total	$914,604	$636,559,240	$—	$637,473,844

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

25

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance AMT-Free
Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

26

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.74% of dividends from net investment income as an exempt-interest dividend.

27

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance AMT-Free Municipal Income Fund (formerly Eaton Vance AMT-Free Municipal Bond Fund) (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

29

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 and 2009 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s long-standing strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. The Board noted that the Adviser had restructured management of the municipal bond team and had implemented additional processes and tools designed to manage credit and interest rate risk. The Board concluded that appropriate actions are being taken by the Adviser to improve Fund performance and that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

31

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 1959	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

32

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 36 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA, 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA, 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance AMT-Free Municipal Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

279-2/11	MBSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2010

WALL ST
AU ST

EATON VANCE TAX-MANAGED GROWTH FUNDS 1.1 AND 1.2

Annual Report December 31, 2010 EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AND 1.2

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
• • •	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession.
Michael A. Allison, CFA
  Co-Portfolio Manager

Yana S. Barton, CFA
  Co-Portfolio Manager The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns – including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. – caused a spike in volatility at midyear, taking many markets down.

The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.

[1]	Each of the Funds currently invests its assets in Tax-Managed Growth Portfolio, a separate registered investment company with the same objective and policies as the Funds. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Funds’ current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	For the year ending December 31, 2010, Eaton Vance Tax-Managed Growth Fund 1.
Lewis R. Piantedosi
  Co-Portfolio Manager

Duncan W. Richardson, CFA
  Co-Portfolio Manager 1 and Eaton Vance Tax-Managed Growth Fund 1.2 (each a “Fund” and collectively the “Funds”)[1] posted double-digit returns but underperformed the S&P 500 Index (the Index) due to industry allocation and security selection versus the Index.[2] The strongest gains for the Index were recorded by the consumer discretionary and industrials sectors, followed by materials and energy, each of which saw returns in excess of 20%. Health care (+3%) and utilities (+6%) posted the lowest returns.

• Relative to the Index, the Funds’ overweight and stock selection in health care stocks detracted the most from performance. Selection in pharmaceuticals, in particular, was detrimental to performance. Although a slight underweight in financials was

Total Return Performance
12/31/09 – 12/31/10

Tax-Managed Growth Fund 1.1

Class A3	12.43%
Class B3	11.60
Class C3	11.63
Class I3	12.49
Class S3	12.54

Tax-Managed Growth Fund 1.2

Class A3	12.15%
Class B3	11.43
Class C3	11.28
Class I3	12.40

S&P 500 Index[2]	15.06
Lipper Large-Cap Core Funds Classification[2]	12.94

See pages 4 through 7 for more performance information, including after-tax returns.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

positive, this was offset by a poor-performing holding in commercial banks and a lack of exposure to real estate investment trusts. In energy, one of the top-performing sectors for the Index, the Funds’ underweighted allocation and stock selection combined to have a negative impact on performance.
•	On the positive side, an above-benchmark weighting in industrials made a positive contribution, as did an underweighting in the utilities sector. A machinery stock was the top individual contributor, followed by the Funds’ holdings in textiles, apparel and luxury goods, software, insurance, diversified financial services, and computers and peripherals.
•	As always, we thank you for your continued confidence and participation in the Funds.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
PORTFOLIO COMPOSITION

Top 10 Holdings1
By net assets

United Technologies Corp.	3.1%
NIKE, Inc., Class B	2.9
Apache Corp.	2.8
PepsiCo, Inc.	2.8
International Business Machines Corp.	2.6
Intel Corp.	2.5
Deere & Co.	2.4
Oracle Corp.	2.4
Walt Disney Co. (The)	2.0
Coca-Cola Co. (The)	2.0

[1]	Top 10 Holdings represented 25.5% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
FUND PERFORMANCE
The line graphs and tables set forth on these pages provide information about the performance of the Funds. The line graphs compare the performance of Class A of each of the Funds with that of the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in Class A of each Fund and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The tables include the total returns of each Class of the Funds at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Tax-Managed Growth Fund 1.1

Performance[1]	Class A	Class B	Class C	Class I	Class S
Share Class Symbol	ETTGX	EMTGX	ECTGX	EITMX	ESTGX

Average Annual Total Returns (at net asset value)

One Year	12.43%	11.60%	11.63%	12.49%	12.54%
Five Years	1.78	1.03	1.02	2.06	1.92
Ten Years	1.04	0.29	0.28	1.35	1.18
Life of Fund†	6.70	5.91	5.76	2.03	1.98
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	5.94%	6.60%	10.63%	12.49%	12.54%
Five Years	0.58	0.64	1.02	2.06	1.92
Ten Years	0.44	0.29	0.28	1.35	1.18
Life of Fund†	6.28	5.91	5.76	2.03	1.98

†	Inception Dates – Class A and Class B: 3/28/96; Class C: 8/2/96; Class I: 7/2/99; Class S: 5/14/99

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.91%	1.67%	1.66%	0.67%
2Source: Prospectus dated 5/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/28/96.
A $10,000 hypothetical investment at net asset value in Class B, Class C, Class I and Class S shares on 12/31/00 would have been valued at $10,291, $10,282, $11,436 and $11,241, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Funds’ current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
FUND PERFORMANCE

Tax-Managed Growth Fund 1.2

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EXTGX	EYTGX	EZTGX	EITGX

Average Annual Total Returns (at net asset value)

One Year	12.15%	11.43%	11.28%	12.40%
Five Years	1.61	0.86	0.86	1.90
Life of Fund†	1.45	0.67	0.67	1.67
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	5.69%	6.43%	10.28%	12.40%
Five Years	0.41	0.47	0.86	1.90
Life of Fund†	0.84	0.67	0.67	1.67

†	Inception Dates – Class A, Class B, Class C, and Class I: 2/28/01

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.09%	1.85%	1.84%	0.85%
2Source: Prospectus dated 5/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 2/28/01.
A $10,000 hypothetical investment at net asset value in Class B shares, Class C shares, and Class I shares on 2/28/01 (commencement of operations) would have been valued at $10,678, $10,677, and $11,766, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Funds’ current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
FUND PERFORMANCE
Tax-Managed Growth Fund 1.1 Average Annual Total Returns1
(For the periods ended December 31, 2010)

Class A Returns at Net Asset Value (NAV)

	One Year	Five Years	Ten Years

Return Before Taxes	12.43%	1.78%	1.04%
Return After Taxes on Distributions	12.26	1.58	0.91
Return After Taxes on Distributions and Sale of Fund Shares	8.30	1.51	0.88
Class A Returns at Public Offering Price (POP)

	One Year	Five Years	Ten Years

Return Before Taxes	5.94%	0.58%	0.44%
Return After Taxes on Distributions	5.78	0.39	0.31
Return After Taxes on Distributions and Sale of Fund Shares	4.07	0.48	0.37
Class B Returns at NAV

	One Year	Five Years	Ten Years

Return Before Taxes	11.60%	1.03%	0.29%
Return After Taxes on Distributions	11.59	1.01	0.28
Return After Taxes on Distributions and Sale of Fund Shares	7.55	0.88	0.24
Class B Returns at POP

	One Year	Five Years	Ten Years

Return Before Taxes	6.60%	0.64%	0.29%
Return After Taxes on Distributions	6.59	0.62	0.28
Return After Taxes on Distributions and Sale of Fund Shares	4.30	0.55	0.24

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Class C Returns at NAV

	One Year	Five Years	Ten Years

Return Before Taxes	11.63%	1.02%	0.28%
Return After Taxes on Distributions	11.57	0.92	0.23
Return After Taxes on Distributions and Sale of Fund Shares	7.64	0.86	0.23
Class C Returns at POP

	One Year	Five Years	Ten Years

Return Before Taxes	10.63%	1.02%	0.28%
Return After Taxes on Distributions	10.57	0.92	0.23
Return After Taxes on Distributions and Sale of Fund Shares	6.99	0.86	0.23
Class I Returns at NAV

	One Year	Five Years	Ten Years

Return Before Taxes	12.49%	2.06%	1.35%
Return After Taxes on Distributions	12.27	1.80	1.17
Return After Taxes on Distributions and Sale of Fund Shares	8.41	1.74	1.14
Class S Returns at NAV

	One Year	Five Years	Ten Years

Return Before Taxes	12.54%	1.92%	1.18
Return After Taxes on Distributions	12.37	1.66	1.02
Return After Taxes on Distributions and Sale of Fund Shares	8.39	1.57	0.97
Class A and Class B of the Fund commenced investment operations on 3/28/96, Class C commenced operations on 8/2/96, Class I commenced operations on 7/2/99, and Class S commenced operations on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010
FUND PERFORMANCE
Tax-Managed Growth Fund 1.2 Average Annual Total Returns1
(For the periods ended December 31, 2010)

Class A Returns at Net Asset Value (NAV)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.15%	1.61%	1.45%
Return After Taxes on Distributions	12.01	1.43	1.34
Return After Taxes on Distributions and Sale of Fund Shares	8.09	1.36	1.23
Class A Returns at Public Offering Price (POP)

	One Year	Five Years	Life of Fund

Return Before Taxes	5.69%	0.41%	0.84%
Return After Taxes on Distributions	5.55	0.24	0.73
Return After Taxes on Distributions and Sale of Fund Shares	3.88	0.34	0.71
Class B Returns at NAV

	One Year	Five Years	Life of Fund

Return Before Taxes	11.43%	0.86%	0.67%
Return After Taxes on Distributions	11.43	0.82	0.65
Return After Taxes on Distributions and Sale of Fund Shares	7.43	0.73	0.57
Class B Returns at POP

	One Year	Five Years	Life of Fund

Return Before Taxes	6.43%	0.47%	0.67%
Return After Taxes on Distributions	6.43	0.43	0.65
Return After Taxes on Distributions and Sale of Fund Shares	4.18	0.40	0.57

Class C Returns at NAV

	One Year	Five Years	Life of Fund

Return Before Taxes	11.28%	0.86%	0.67%
Return After Taxes on Distributions	11.26	0.80	0.64
Return After Taxes on Distributions and Sale of Fund Shares	7.36	0.73	0.57
Class C Returns at POP

	One Year	Five Years	Life of Fund

Return Before Taxes	10.28%	0.86%	0.67%
Return After Taxes on Distributions	10.26	0.80	0.64
Return After Taxes on Distributions and Sale of Fund Shares	6.71	0.73	0.57
Class I Returns at NAV

	One Year	Five Years	Life of Fund

Return Before Taxes	12.40%	1.90%	1.67%
Return After Taxes on Distributions	12.22	1.68	1.53
Return After Taxes on Distributions and Sale of Fund Shares	8.31	1.61	1.42

Class A, Class B, Class C and Class I of the Fund commenced investment operations on 2/28/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

[1]	“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,225.60	$4.82
Class B	$1,000.00	$1,221.10	$9.01
Class C	$1,000.00	$1,221.20	$9.01
Class I	$1,000.00	$1,227.80	$3.37
Class S	$1,000.00	$1,226.90	$3.93

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.38
Class B	$1,000.00	$1,017.10	$8.19
Class C	$1,000.00	$1,017.10	$8.19
Class I	$1,000.00	$1,022.20	$3.06
Class S	$1,000.00	$1,021.70	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.61% for Class B shares, 1.61% for Class C shares, 0.60% for Class I shares and 0.70% for Class S shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FUND EXPENSES CONT’D

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,224.40	$5.89
Class B	$1,000.00	$1,220.20	$10.07
Class C	$1,000.00	$1,218.90	$10.07
Class I	$1,000.00	$1,225.50	$4.49

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35
Class B	$1,000.00	$1,016.10	$9.15
Class C	$1,000.00	$1,016.10	$9.15
Class I	$1,000.00	$1,021.20	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

	Tax-Managed	Tax-Managed
As of December 31, 2010	Growth Fund 1.1	Growth Fund 1.2

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $762,503,134 and $348,199,149, respectively)	$1,323,652,376	$538,772,759
Receivable for Fund shares sold	764,858	1,204,473

Total assets	$1,324,417,234	$539,977,232

Liabilities

Payable for Fund shares redeemed	$1,525,302	$1,542,192
Payable to affiliates:
Administration fee	—	68,215
Distribution and service fees	463,646	235,232
Trustees’ fees	125	125
Accrued expenses	355,757	166,653

Total liabilities	$2,344,830	$2,012,417

Net Assets	$1,322,072,404	$537,964,815

Sources of Net Assets

Paid-in capital	$1,554,608,338	$604,415,992
Accumulated net realized loss from Portfolio	(793,807,840)	(257,048,114)
Accumulated undistributed net investment income	122,664	12,544
Net unrealized appreciation from Portfolio	561,149,242	190,584,393

Total	$1,322,072,404	$537,964,815

Class A Shares

Net Assets	$1,000,249,067	$332,251,119
Shares Outstanding	41,989,671	30,998,232
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.82	$10.72
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$25.27	$11.37

Class B Shares

Net Assets	$32,084,356	$39,520,385
Shares Outstanding	1,383,345	3,754,543
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$23.19	$10.53

Class C Shares

Net Assets	$264,689,254	$154,492,660
Shares Outstanding	12,238,893	14,753,180
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.63	$10.47

Class I Shares

Net Assets	$12,494,762	$11,700,651
Shares Outstanding	558,395	1,089,392
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.38	$10.74

Class S Shares

Net Assets	$12,554,965	$—
Shares Outstanding	520,677	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.11	$—

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Operations

	Tax-Managed	Tax-Managed
For the Year Ended December 31, 2010	Growth Fund 1.1	Growth Fund 1.2

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $299,372 and $127,871, respectively)	$24,898,912	$10,491,025
Interest allocated from Portfolio	20,389	8,571
Expenses allocated from Portfolio	(6,213,871)	(2,620,757)

Total investment income from Portfolio	$18,705,430	$7,878,839

Expenses

Administration fee	$—	$825,321
Distribution and service fees
Class A	2,456,862	821,745
Class B	397,221	558,727
Class C	2,637,261	1,563,172
Class S	21,504	—
Trustees’ fees and expenses	500	500
Custodian fee	30,492	30,431
Transfer and dividend disbursing agent fees	1,295,961	588,593
Legal and accounting services	21,524	21,544
Printing and postage	98,929	68,008
Registration fees	58,139	61,981
Miscellaneous	366,960	208,313

Total expenses	$7,385,353	$4,748,335

Net investment income	$11,320,077	$3,130,504

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$65,249,092	$—
Net realized gain (loss) from Portfolio —
Investment transactions(1)	129,479,966	14,323,120
Foreign currency transactions	(846)	(324)

Net realized gain	$194,728,212	$14,322,796

Change in unrealized appreciation (depreciation) from Portfolio —
Investments	$(58,016,497)	$41,631,535
Foreign currency	8,132	(1,437)

Net change in unrealized appreciation (depreciation)	$(58,008,365)	$41,630,098

Net realized and unrealized gain	$136,719,847	$55,952,894

Net increase in net assets from operations	$148,039,924	$59,083,398

(1)	Includes $130,864,683 and $14,160,804, respectively, of net realized gains from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended December 31, 2010
Increase (Decrease)	Tax-Managed	Tax-Managed
in Net Assets	Growth Fund 1.1	Growth Fund 1.2

From operations —
Net investment income	$11,320,077	$3,130,504
Net realized gain from investment transactions and foreign currency	194,728,212	14,322,796
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(58,008,365)	41,630,098

Net increase in net assets from operations	$148,039,924	$59,083,398

Distributions to shareholders —
From net investment income
Class A	$(9,964,882)	$(2,832,886)
Class B	(14,674)	—
Class C	(1,004,794)	(185,905)
Class I	(85,807)	(99,592)
Class S	(132,970)	—

Total distributions to shareholders	$(11,203,127)	$(3,118,383)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,775,540	$12,915,118
Class B	968,446	1,363,288
Class C	1,837,552	4,592,939
Class I	185,709,003	112,136,769
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,995,867	2,279,682
Class B	12,158	—
Class C	756,538	138,665
Class I	36,216	45,445
Class S	30,497	—
Cost of shares redeemed
Class A	(169,957,005)	(92,264,571)
Class B	(7,613,481)	(13,141,803)
Class C	(46,819,239)	(35,268,580)
Class I	(186,770,485)	(111,169,349)
Class S	(5,281,199)	—
Net asset value of shares exchanged
Class A	17,627,048	37,617,055
Class B	(17,627,048)	(37,617,055)

Net decrease in net assets from Fund share transactions	$(214,319,592)	$(118,372,397)

Net decrease in net assets	$(77,482,795)	$(62,407,382)

Net Assets

At beginning of year	$1,399,555,199	$600,372,197

At end of year	$1,322,072,404	$537,964,815

Accumulated undistributed net investment income included in net assets

At end of year	$122,664	$12,544

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended December 31, 2009
Increase (Decrease)	Tax-Managed	Tax-Managed
in Net Assets	Growth Fund 1.1	Growth Fund 1.2

From operations —
Net investment income	$16,062,615	$5,168,875
Net realized gain (loss) from investment and foreign currency transactions	78,002,768	(24,339,752)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	166,970,861	129,544,775

Net increase in net assets from operations	$261,036,244	$110,373,898

Distributions to shareholders —
From net investment income
Class A	$(13,682,974)	$(4,079,373)
Class B	(133,899)	(171,752)
Class C	(2,199,655)	(918,655)
Class I	(66,198)	(99,574)
Class S	(221,624)	—
Tax return of capital
Class A	(120,288)	(63,873)
Class B	(1,177)	(2,689)
Class C	(19,337)	(14,384)
Class I	(582)	(1,559)
Class S	(1,948)	—

Total distributions to shareholders	$(16,447,682)	$(5,351,859)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,100,394	$28,973,785
Class B	1,321,337	1,384,861
Class C	2,916,526	7,078,810
Class I	246,056,019	140,022,765
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,383,204	3,370,297
Class B	114,216	149,964
Class C	1,671,112	707,817
Class I	7,544	30,559
Class S	12,331	—
Cost of shares redeemed
Class A	(200,335,430)	(114,627,326)
Class B	(14,923,185)	(32,256,080)
Class C	(58,403,226)	(41,214,287)
Class I	(239,111,060)	(135,557,954)
Class S	(4,813,874)	—
Net asset value of shares exchanged
Class A	56,484,461	42,301,475
Class B	(56,484,461)	(42,301,475)

Net decrease in net assets from Fund share transactions	$(248,004,092)	$(141,936,789)

Net decrease in net assets	$(3,415,530)	$(36,914,750)

Net Assets

At beginning of year	$1,402,970,729	$637,286,947

At end of year	$1,399,555,199	$600,372,197

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(16,617)	$4,471

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$21.400	$17.660	$26.930	$26.130	$23.310

Income (Loss) From Operations

Net investment income(1)	$0.226	$0.260	$0.333	$0.315	$0.258
Net realized and unrealized gain (loss)	2.433	3.768	(9.236)	0.819	2.839

Total income (loss) from operations	$2.659	$4.028	$(8.903)	$1.134	$3.097

Less Distributions

From net investment income	$(0.239)	$(0.285)	$(0.367)	$(0.332)	$(0.277)
Tax return of capital	—	(0.003)	—	(0.002)	(0.000	)(2)

Total distributions	$(0.239)	$(0.288)	$(0.367)	$(0.334)	$(0.277)

Net asset value — End of year	$23.820	$21.400	$17.660	$26.930	$26.130

Total Return(3)	12.43%	22.79%	(33.04)%	4.32%	13.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,000,249	$1,036,371	$979,380	$1,624,818	$1,491,828
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.87%	0.91%	0.86%	0.82%	0.80%
Net investment income	1.04%	1.42%	1.45%	1.16%	1.05%
Portfolio Turnover of the Fund(6)	8%	—	—	—	—
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class B

	Year Ended December 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$20.790	$17.100		$25.780	$24.920		$22.170

Income (Loss) From Operations

Net investment income(1)	$0.059	$0.127		$0.145	$0.103		$0.065
Net realized and unrealized gain (loss)	2.352	3.617		(8.789)	0.781		2.690

Total income (loss) from operations	$2.411	$3.744		$(8.644)	$0.884		$2.755

Less Distributions

From net investment income	$(0.011)	$(0.054)		$(0.036)	$(0.024)		$(0.005)
Tax return of capital	—	(0.000	)(2)	—	(0.000	)(2)	(0.000	)(2)

Total distributions	$(0.011)	$(0.054)		$(0.036)	$(0.024)		$(0.005)

Net asset value — End of year	$23.190	$20.790		$17.100	$25.780		$24.920

Total Return(3)	11.60%	21.89%		(33.53)%	3.55%		12.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,084	$52,538		$115,096	$405,461		$805,778
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.62%	1.67%		1.61%	1.57%		1.55%
Net investment income	0.28%	0.73%		0.64%	0.40%		0.28%
Portfolio Turnover of the Fund(6)	8%	—		—	—		—
Portfolio Turnover of the Portfolio	2%	3%		3%	6%		7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class C

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$19.450	$16.080	$24.480	$23.780	$21.240

Income (Loss) From Operations

Net investment income(1)	$0.057	$0.112	$0.144	$0.100	$0.065
Net realized and unrealized gain (loss)	2.205	3.412	(8.362)	0.738	2.571

Total income (loss) from operations	$2.262	$3.524	$(8.218)	$0.838	$2.636

Less Distributions

From net investment income	$(0.082)	$(0.153)	$(0.182)	$(0.137)	$(0.096)
Tax return of capital	—	(0.001)	—	(0.001)	(0.000	)(2)

Total distributions	$(0.082)	$(0.154)	$(0.182)	$(0.138)	$(0.096)

Net asset value — End of year	$21.630	$19.450	$16.080	$24.480	$23.780

Total Return(3)	11.63%	21.90%	(33.56)%	3.52%	12.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$264,689	$281,787	$286,459	$538,593	$597,399
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.62%	1.66%	1.61%	1.57%	1.55%
Net investment income	0.29%	0.67%	0.69%	0.41%	0.29%
Portfolio Turnover of the Fund(6)	8%	—	—	—	—
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class I

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$20.160	$16.640	$25.400	$24.630	$21.990

Income (Loss) From Operations

Net investment income(1)	$0.239	$0.263	$0.250	$0.286	$0.240
Net realized and unrealized gain (loss)	2.279	3.594	(8.580)	0.885	2.732

Total income (loss) from operations	$2.518	$3.857	$(8.330)	$1.171	$2.972

Less Distributions

From net investment income	$(0.298)	$(0.334)	$(0.430)	$(0.399)	$(0.332)
Tax return of capital	—	(0.003)	—	(0.002)	(0.000	)(2)

Total distributions	$(0.298)	$(0.337)	$(0.430)	$(0.401)	$(0.332)

Net asset value — End of year	$22.380	$20.160	$16.640	$25.400	$24.630

Total Return(3)	12.49%	23.16%	(32.77)%	4.73%	13.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,495	$12,424	$4,002	$19,344	$18,150
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.62%	0.67%	0.61%	0.58%	0.55%
Net investment income	1.17%	1.52%	1.19%	1.12%	1.00%
Portfolio Turnover of the Fund(6)	8%	—	—	—	—
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class S

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$21.650	$17.840	$27.170	$26.330	$23.470

Income (Loss) From Operations

Net investment income(1)	$0.254	$0.299	$0.372	$0.354	$0.288
Net realized and unrealized gain (loss)	2.462	3.806	(9.323)	0.830	2.852

Total income (loss) from operations	$2.716	$4.105	$(8.951)	$1.184	$3.140

Less Distributions

From net investment income	$(0.256)	$(0.292)	$(0.379)	$0.342	$(0.280)
Tax return of capital	—	(0.003)	—	(0.002)	(0.000	)(2)

Total distributions	$(0.256)	$(0.295)	$(0.379)	$(0.344)	$(0.280)

Net asset value — End of year	$24.110	$21.650	$17.840	$27.170	$26.330

Total Return(3)	12.54%	22.99%	(32.93)%	4.48%	13.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,555	$16,435	$18,033	$30,910	$33,127
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.76%	0.72%	0.71%	0.68%	0.68%
Net investment income	1.15%	1.62%	1.60%	1.29%	1.17%
Portfolio Turnover of the Fund(6)	8%	—	—	—	—
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.2 — Class A

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$9.640	$7.960	$12.130	$11.770	$10.500

Income (Loss) From Operations

Net investment income(1)	$0.084	$0.102	$0.133	$0.124	$0.099
Net realized and unrealized gain (loss)	1.088	1.697	(4.150)	0.365	1.274

Total income (loss) from operations	$1.172	$1.799	$(4.017)	$0.489	$1.373

Less Distributions

From net investment income	$(0.092)	$(0.117)	$(0.153)	$(0.128)	$(0.103)
Tax return of capital	—	(0.002)	—	(0.001)	—

Total distributions	$(0.092)	$(0.119)	$(0.153)	$(0.129)	$(0.103)

Net asset value — End of year	$10.720	$9.640	$7.960	$12.130	$11.770

Total Return(2)	12.15%	22.59%	(33.10)%	4.13%	13.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$332,251	$337,780	$321,130	$645,235	$661,149
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.06%	1.09%	1.02%	0.96%	0.95%
Net investment income	0.86%	1.23%	1.28%	1.01%	0.90%
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.2 — Class B

	Year Ended December 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$9.450	$7.780		$11.820	$11.460		$10.230

Income (Loss) From Operations

Net investment income(1)	$0.009	$0.042		$0.053	$0.031		$0.015
Net realized and unrealized gain (loss)	1.071	1.648		(4.030)	0.359		1.230

Total income (loss) from operations	$1.080	$1.690		$(3.977)	$0.390		$1.245

Less Distributions

From net investment income	$—	$(0.020)		$(0.063)	$(0.030)		$(0.015)
Tax return of capital	—	(0.000	)(2)	—	(0.000	)(2)	—

Total distributions	$—	$(0.020)		$(0.063)	$(0.030)		$(0.015)

Net asset value — End of year	$10.530	$9.450		$7.780	$11.820		$11.460

Total Return(3)	11.43%	21.71%		(33.64)%	3.39%		12.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$39,520	$84,049		$139,837	$279,132		$327,224
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.81%	1.85%		1.77%	1.71%		1.70%
Net investment income	0.10%	0.53%		0.53%	0.26%		0.14%
Portfolio Turnover of the Portfolio	2%	3%		3%	6%		7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.2 — Class C

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$9.420	$7.780	$11.820	$11.470		$10.230

Income (Loss) From Operations

Net investment income(1)	$0.010	$0.039	$0.054	$0.031		$0.016
Net realized and unrealized gain (loss)	1.053	1.653	(4.032)	0.356		1.244

Total income (loss) from operations	$1.063	$1.692	$(3.978)	$0.387		$1.260

Less Distributions

From net investment income	$(0.013)	$(0.051)	$(0.062)	$(0.037)		$(0.020)
Tax return of capital	—	(0.001)	—	(0.000	)(2)	—

Total distributions	$(0.013)	$(0.052)	$(0.062)	$(0.037)		$(0.020)

Net asset value — End of year	$10.470	$9.420	$7.780	$11.820		$11.470

Total Return(3)	11.28%	21.74%	(33.65)%	3.37%		12.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$154,493	$168,916	$173,161	$338,284		$351,954
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.80%	1.84%	1.77%	1.71%		1.70%
Net investment income	0.11%	0.49%	0.53%	0.26%		0.15%
Portfolio Turnover of the Portfolio	2%	3%	3%	6%		7%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Tax-Managed Growth Fund 1.2 — Class I

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$9.660	$7.970	$12.160	$11.790	$10.510

Income (Loss) From Operations

Net investment income(1)	$0.103	$0.115	$0.127	$0.145	$0.126
Net realized and unrealized gain (loss)	1.095	1.716	(4.132)	0.385	1.285

Total income (loss) from operations	$1.198	$1.831	$(4.005)	$0.530	$1.411

Less Distributions

From net investment income	$(0.118)	$(0.139)	$(0.185)	$(0.158)	$(0.131)
Tax return of capital	—	(0.002)	—	(0.002)	—

Total distributions	$(0.118)	$(0.141)	$(0.185)	$(0.160)	$(0.131)

Net asset value — End of year	$10.740	$9.660	$7.970	$12.160	$11.790

Total Return(2)	12.40%	22.96%	(32.92)%	4.48%	13.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,701	$9,627	$3,160	$14,398	$11,762
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.80%	0.85%	0.77%	0.71%	0.70%
Net investment income	1.04%	1.38%	1.25%	1.18%	1.13%
Portfolio Turnover of the Portfolio	2%	3%	3%	6%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a “Fund”, and collectively the “Funds”) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Tax-Managed Growth Fund 1.1 Class S shares were issued in a one-time offering and are exempt from registration under the Securities Act of 1933. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Tax-Managed Growth Fund 1.1 is closed to new accounts. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of a Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Funds’ proportionate interest in the net assets of the Portfolio (14.6% and 6.0% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2010). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2010, Tax-Managed Growth Fund 1.2, for federal income tax purposes, had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Tax-Managed Growth Fund 1.2	$20,145,448	December 31, 2011
Tax-Managed Growth Fund 1.2	$1,943,650	December 31, 2013
Tax-Managed Growth Fund 1.2	$5,627,596	December 31, 2016
Tax-Managed Growth Fund 1.2	$10,124,862	December 31, 2017

In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, capital loss carryforwards of $80,407,441 and $325,776 were utilized to offset net realized gains by Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively.

Additionally, at December 31, 2010, Tax-Managed Growth Fund 1.2 had a net capital loss of $213,220 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of Tax-Managed Growth Fund 1.2’s taxable year ending December 31, 2011.

As of December 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31, 2010
	Tax-Managed	Tax-Managed
	Growth Fund 1.1	Growth Fund 1.2

Distributions declared from:
Ordinary income	$11,203,127	$3,118,383

	Year Ended December 31, 2009
	Tax-Managed	Tax-Managed
	Growth Fund 1.1	Growth Fund 1.2

Distributions declared from:
Ordinary income	$16,304,350	$5,269,354
Tax return of capital	$143,332	$82,505

During the year ended December 31, 2010, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships, redemptions in-kind and the timing of recognition for litigation proceeds received:

	Tax-Managed	Tax-Managed
	Growth Fund 1.1	Growth Fund 1.2

Increase (decrease):
Paid-in capital	$141,654,231	$21,888,056
Accumulated net realized (loss)	$(141,676,562)	$(21,884,008)
Accumulated undistributed net investment income	$22,331	$(4,048)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Tax-Managed	Tax-Managed
	Growth Fund 1.1	Growth Fund 1.2

Undistributed income	$117,827	$10,371
Capital loss carryforward and post October losses	$—	$(38,054,776)
Net unrealized appreciation (depreciation)	$(232,653,761)	$(28,406,772)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships and wash sales.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services. For Tax-Managed Growth Fund 1.2, EVM receives a fee computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $825,321. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2010 were as follows:

	EVM’s
	Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

Tax-Managed Growth Fund 1.1	$77,860	$18,141
Tax-Managed Growth Fund 1.2	$31,940	$22,508

Except for Trustees of the Funds and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

Tax-Managed Growth Fund 1.1	$2,456,862
Tax-Managed Growth Fund 1.2	$ 821,745

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to each respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by Tax-Managed Growth Fund 1.1 for Class B and Class C shares sold, respectively, and 6.25% of the aggregate amount received by Tax-Managed Growth Fund 1.2 for both Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
Fund	Distribution Fees	Distribution Fees

Tax-Managed Growth Fund 1.1	$297,916	$1,977,945
Tax-Managed Growth Fund 1.2	$419,045	$1,172,379

At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

Tax-Managed Growth Fund 1.1	$37,389,000	$103,691,000
Tax-Managed Growth Fund 1.2	$13,427,000	$30,351,000

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees

Tax-Managed Growth Fund 1.1	$99,305	$659,316
Tax-Managed Growth Fund 1.2	$139,682	$390,793

Pursuant to a servicing agreement, the Tax-Managed Growth Fund 1.1 pays EVD a service fee of 0.10% per annum of its average daily net assets attributable to Class S shares, all of which is paid by EVD to a sub-agent. Prior to June 1, 2010, the Fund paid EVD a service fee of 0.20% per annum of its average daily net assets attributable to Class S shares, one-half of which was paid by EVD to a sub-agent. Service fees paid or accrued and the effective annual rate for the year ended December 31, 2010 amounted to $21,504 and 0.15%, respectively for Class S shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds’ Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Funds. For the year ended December 31, 2010, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

Fund	Class A	Class B	Class C

Tax-Managed Growth Fund 1.1	$218	$43,021	$2,190
Tax-Managed Growth Fund 1.2	614	28,013	4,209

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in each Fund’s investment in the Portfolio aggregated as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$63,978,600	$296,243,129	*
Tax-Managed Growth Fund 1.2	4,411,104	131,240,537

*	Included in the decrease in the investment in the Portfolio is the receipt of common stock through redemptions in-kind that was subsequently sold for $65,575,626.

Purchases and sales of investments directly held by Tax-Managed Growth Fund 1.1, aggregated $40,027,151 and $106,725,157, respectively, for the year ended December 31, 2010.

Decreases in each Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind, as follows:

Redemptions
Fund	In-Kind

Tax-Managed Growth Fund 1.1	$181,745,544
Tax-Managed Growth Fund 1.2	101,385,816

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Tax-Managed Growth Fund 1.1
	Year Ended December 31,
Class A	2010	2009

Sales	213,782	305,213
Issued to shareholders electing to receive payments of distributions in Fund shares	335,538	526,716
Redemptions	(7,791,044)	(11,167,987)
Exchange from Class B shares	804,191	3,295,457

Net decrease	(6,437,533)	(7,040,601)

	Year Ended December 31,
Class B	2010	2009

Sales	45,832	75,488
Issued to shareholders electing to receive payments of distributions in Fund shares	524	5,441
Redemptions	(359,335)	(872,624)
Exchange to Class A shares	(830,306)	(3,411,805)

Net decrease	(1,143,285)	(4,203,500)

	Year Ended December 31,
Class C	2010	2009

Sales	91,990	167,874
Issued to shareholders electing to receive payments of distributions in Fund shares	34,961	85,087
Redemptions	(2,372,754)	(3,580,637)

Net decrease	(2,245,803)	(3,327,676)

	Year Ended December 31,
Class I	2010	2009

Sales	9,071,768	14,470,163
Issued to shareholders electing to receive payments of distributions in Fund shares	1,617	371
Redemptions	(9,131,361)	(14,094,626)

Net increase (decrease)	(57,976)	375,908

	Year Ended December 31,
Class S	2010	2009

Issued to shareholders electing to receive payments of distributions in Fund shares	1,264	564
Redemptions	(239,534)	(252,732)

Net decrease	(238,270)	(252,168)

Tax-Managed Growth Fund 1.2
	Year Ended December 31,
Class A	2010	2009

Sales	1,305,634	3,545,050
Issued to shareholders electing to receive payments of distributions in Fund shares	212,676	346,237
Redemptions	(9,392,897)	(14,202,511)
Exchange from Class B shares	3,818,677	4,998,996

Net decrease	(4,055,910)	(5,312,228)

	Year Ended December 31,
Class B	2010	2009

Sales	138,678	171,384
Issued to shareholders electing to receive payments of distributions in Fund shares	—	15,719
Redemptions	(1,372,426)	(4,130,850)
Exchange to Class A shares	(3,904,320)	(5,132,625)

Net decrease	(5,138,068)	(9,076,372)

	Year Ended December 31,
Class C	2010	2009

Sales	475,076	886,610
Issued to shareholders electing to receive payments of distributions in Fund shares	13,231	74,398
Redemptions	(3,675,027)	(5,279,847)

Net decrease	(3,186,720)	(4,318,839)

	Year Ended December 31,
Class I	2010	2009

Sales	11,372,183	17,329,932
Issued to shareholders electing to receive payments of distributions in Fund shares	4,230	3,134
Redemptions	(11,284,074)	(16,732,611)

Net increase	92,339	600,455

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:
We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting the Eaton Vance Mutual Funds Trust), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2 as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. Each Fund designates approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax Managed Growth Fund 1.1 $25,166,104
Tax Managed Growth Fund 1.2 $10,580,413

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2010 ordinary income dividends, the following percentages qualify for the corporate dividends received deduction.

Tax Managed Growth Fund 1.1 100.00%
Tax Managed Growth Fund 1.2 100.00%

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.7%

Security	Shares	Value

Aerospace & Defense — 4.5%

Boeing Co. (The)	970,517	$63,335,939
General Dynamics Corp.	473,021	33,565,570
Honeywell International, Inc.	290,022	15,417,570
Lockheed Martin Corp.	19,800	1,384,218
Northrop Grumman Corp.	43,336	2,807,306
Raytheon Co.	53,403	2,474,695
Rockwell Collins, Inc.	166,153	9,680,074
United Technologies Corp.	3,535,573	278,320,307

		$406,985,679

Air Freight & Logistics — 1.5%

FedEx Corp.	713,997	$66,408,861
United Parcel Service, Inc., Class B	992,540	72,038,553

		$138,447,414

Auto Components — 0.3%

Johnson Controls, Inc.	748,655	$28,598,621

		$28,598,621

Automobiles — 0.0%(2)

DaimlerChrysler AG(1)	17,284	$1,168,053
Harley-Davidson, Inc.	800	27,736

		$1,195,789

Beverages — 5.3%

Brown-Forman Corp., Class A	393,146	$27,327,579
Brown-Forman Corp., Class B	156,213	10,875,549
Coca-Cola Co. (The)	2,684,790	176,578,638
Coca-Cola Enterprises, Inc.	31,501	788,470
Molson Coors Brewing Co., Class B	186,000	9,335,340
PepsiCo, Inc.	3,866,073	252,570,549

		$477,476,125

Biotechnology — 1.8%

Amgen, Inc.(1)	2,830,119	$155,373,533
Biogen Idec, Inc.(1)	3,543	237,558
Genzyme Corp.(1)	22,226	1,582,491
Gilead Sciences, Inc.(1)	246,207	8,922,542

		$166,116,124

Capital Markets — 4.2%

Ameriprise Financial, Inc.	73,681	$4,240,342
Bank of New York Mellon Corp. (The)	866,758	26,176,092
Charles Schwab Corp. (The)	718,360	12,291,140
E*Trade Financial Corp.(1)	4,593	73,488
Federated Investors, Inc., Class B	31,821	832,756
Franklin Resources, Inc.	539,468	59,994,236
Goldman Sachs Group, Inc. (The)	557,466	93,743,483
Legg Mason, Inc.	96,941	3,516,050
Morgan Stanley	2,576,626	70,109,993
Northern Trust Corp.	714,489	39,589,835
State Street Corp.	759,119	35,177,574
T. Rowe Price Group, Inc.	323,743	20,894,373
UBS AG(1)	29,488	485,667
Waddell & Reed Financial, Inc., Class A	273,635	9,656,579

		$376,781,608

Chemicals — 1.2%

Air Products and Chemicals, Inc.	7,660	$696,677
Ashland, Inc.	30,391	1,545,686
Dow Chemical Co. (The)	152,627	5,210,686
E.I. Du Pont de Nemours & Co.	926,633	46,220,454
Ecolab, Inc.	380,814	19,200,642
Monsanto Co.	347,901	24,227,826
PPG Industries, Inc.	4,400	369,908
Sigma-Aldrich Corp.	173,486	11,547,228

		$109,019,107

Commercial Banks — 3.1%

Bank of Montreal	33,047	$1,902,516
BB&T Corp.	909,195	23,902,736
Comerica, Inc.	209,267	8,839,438
Fifth Third Bancorp	1,280,030	18,790,840
First Horizon National Corp.(1)	8,756	103,146
HSBC Holdings PLC	220,592	2,252,569
HSBC Holdings PLC ADR	35,973	1,836,062
KeyCorp	111,426	986,120
M&T Bank Corp.	17,293	1,505,356
Marshall & Ilsley Corp.	157,890	1,092,599
PNC Financial Services Group, Inc.	111,383	6,763,176
Regions Financial Corp.	250,097	1,750,679
Royal Bank of Canada	148,562	7,778,706
Societe Generale	492,017	26,473,686
SunTrust Banks, Inc.	269,585	7,955,453
Synovus Financial Corp.	10,960	28,934
Toronto-Dominion Bank	17,915	1,331,264
Trustmark Corp.	102,713	2,551,391
U.S. Bancorp	2,819,198	76,033,770
Wells Fargo & Co.	2,679,137	83,026,456
Zions Bancorporation	63,405	1,536,303

		$276,441,200

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Services & Supplies — 0.1%

Avery Dennison Corp.	31,594	$1,337,690
Cintas Corp.	61,121	1,708,943
Pitney Bowes, Inc.	15,870	383,737
Waste Management, Inc.	108,828	4,012,488

		$7,442,858

Communications Equipment — 4.0%

Cisco Systems, Inc.(1)	6,781,530	$137,190,352
Juniper Networks, Inc.(1)	459,780	16,975,078
Motorola, Inc.(1)	1,148,557	10,417,412
Nokia Oyj ADR	1,721,613	17,767,046
QUALCOMM, Inc.	3,122,231	154,519,212
Telefonaktiebolaget LM Ericsson ADR	1,750,000	20,177,500

		$357,046,600

Computers & Peripherals — 3.1%

Apple, Inc.(1)	326,406	$105,285,519
Dell, Inc.(1)	4,030,315	54,610,768
EMC Corp.(1)	2,586,992	59,242,117
Hewlett-Packard Co.	938,911	39,528,153
Lexmark International, Inc., Class A(1)	9,624	335,108
NetApp, Inc.(1)	417,589	22,950,692

		$281,952,357

Construction & Engineering — 0.0%(2)

Jacobs Engineering Group, Inc.(1)	15,479	$709,712

		$709,712

Construction Materials — 0.0%(2)

Vulcan Materials Co.	22,102	$980,445

		$980,445

Consumer Finance — 0.6%

American Express Co.	788,648	$33,848,772
Capital One Financial Corp.	80,225	3,414,376
Discover Financial Services	830,375	15,386,849
SLM Corp.(1)	10,200	128,418

		$52,778,415

Containers & Packaging — 0.0%(2)

Bemis Co., Inc.	79,135	$2,584,549

		$2,584,549

Distributors — 0.1%

Genuine Parts Co.	188,424	$9,673,688

		$9,673,688

Diversified Consumer Services — 0.0%(2)

Apollo Group, Inc., Class A(1)	10,812	$426,966
H&R Block, Inc.	22,181	264,176

		$691,142

Diversified Financial Services — 2.2%

Bank of America Corp.	4,173,500	$55,674,490
Citigroup, Inc.(1)	50,008	236,538
CME Group, Inc.	22,581	7,265,437
ING Groep NV ADR(1)	191,170	1,871,554
IntercontinentalExchange, Inc.(1)	13,162	1,568,252
JPMorgan Chase & Co.	2,983,514	126,560,664
Moody’s Corp.	179,602	4,766,637

		$197,943,572

Diversified Telecommunication Services — 0.4%

AT&T, Inc.	490,329	$14,405,866
CenturyLink, Inc.	4,871	224,894
Deutsche Telekom AG ADR	50,092	641,177
Frontier Communications Corp.	34,263	333,379
Telefonos de Mexico SA de CV ADR	283,026	4,568,040
Verizon Communications, Inc.	380,097	13,599,871
Windstream Corp.	130,837	1,823,868

		$35,597,095

Electric Utilities — 0.0%(2)

Duke Energy Corp.	47,340	$843,125
Exelon Corp.	9,202	383,171
Southern Co.	68,451	2,616,882

		$3,843,178

Electrical Equipment — 1.5%

Emerson Electric Co.	2,154,387	$123,166,305
Rockwell Automation, Inc.	125,000	8,963,750

		$132,130,055

Electronic Equipment, Instruments & Components — 0.6%

Corning, Inc.	2,838,521	$54,840,226
Flextronics International, Ltd.(1)	161,054	1,264,274
Tyco Electronics, Ltd.	9,230	326,742

		$56,431,242

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.6%

Baker Hughes, Inc.	136,681	$7,814,053
Halliburton Co.	846,351	34,556,511
Schlumberger, Ltd.	1,164,706	97,252,951
Transocean, Ltd.(1)	75,667	5,259,613

		$144,883,128

Food & Staples Retailing — 2.8%

Costco Wholesale Corp.	873,262	$63,058,249
CVS Caremark Corp.	1,474,872	51,281,299
Kroger Co. (The)	35,843	801,450
Safeway, Inc.	168,709	3,794,265
Sysco Corp.	616,760	18,132,744
Wal-Mart Stores, Inc.	1,980,219	106,793,211
Walgreen Co.	338,399	13,184,025

		$257,045,243

Food Products — 3.0%

Archer-Daniels-Midland Co.	1,490,873	$44,845,460
Campbell Soup Co.	54,780	1,903,605
ConAgra Foods, Inc.	3,600	81,288
General Mills, Inc.	40,967	1,458,015
H.J. Heinz Co.	7,500	370,950
Hershey Co. (The)	505,971	23,856,533
Kraft Foods, Inc., Class A	227,987	7,183,870
McCormick & Co., Inc.	10,600	493,218
Nestle SA	2,750,000	161,105,094
Sara Lee Corp.	1,492,627	26,135,899
Unilever NV	72,175	2,266,295

		$269,700,227

Health Care Equipment & Supplies — 1.1%

Bard (C.R.), Inc.	25,000	$2,294,250
Baxter International, Inc.	218,222	11,046,398
Becton, Dickinson and Co.	63,708	5,384,600
Boston Scientific Corp.(1)	36,529	276,524
CareFusion Corp.(1)	108,138	2,779,147
Covidien PLC	192,021	8,767,679
Medtronic, Inc.	1,353,900	50,216,151
St. Jude Medical, Inc.(1)	66,365	2,837,104
Stryker Corp.	131,368	7,054,461
Zimmer Holdings, Inc.(1)	225,425	12,100,814

		$102,757,128

Health Care Providers & Services — 1.0%

AmerisourceBergen Corp.	473,884	$16,168,922
Cardinal Health, Inc.	216,467	8,292,851
CIGNA Corp.	58,467	2,143,400
Express Scripts, Inc.(1)	281,972	15,240,587
Henry Schein, Inc.(1)	558,701	34,298,654
McKesson Corp.	3,166	222,823
Medco Health Solutions, Inc.(1)	133,872	8,202,337
PharMerica Corp.(1)	19,678	225,313
UnitedHealth Group, Inc.	99,570	3,595,473
WellPoint, Inc.(1)	53,673	3,051,847

		$91,442,207

Hotels, Restaurants & Leisure — 2.2%

Carnival Corp.	533,768	$24,612,042
International Game Technology	459,500	8,128,555
Interval Leisure Group, Inc.(1)	28,570	461,120
Marriott International, Inc., Class A	401,544	16,680,138
McDonald’s Corp.	860,566	66,057,046
Starbucks Corp.	2,322,271	74,614,567
Yum! Brands, Inc.	210,518	10,325,908

		$200,879,376

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$4,975,144
Fortune Brands, Inc.	117,078	7,053,950
Leggett & Platt, Inc.	263,428	5,995,621
Newell Rubbermaid, Inc.	49,838	906,055

		$18,930,770

Household Products — 1.7%

Clorox Co. (The)	27,272	$1,725,772
Colgate-Palmolive Co.	588,454	47,294,048
Energizer Holdings, Inc.(1)	27,000	1,968,300
Kimberly-Clark Corp.	520,234	32,795,552
Procter & Gamble Co.	1,067,349	68,662,561

		$152,446,233

Independent Power Producers & Energy Traders — 0.0%(2)

AES Corp. (The)(1)	93,180	$1,134,932

		$1,134,932

Industrial Conglomerates — 2.0%

3M Co.	827,587	$71,420,758
General Electric Co.	5,671,964	103,740,222
Textron, Inc.	33,277	786,668
Tyco International, Ltd.	22,764	943,340

		$176,890,988

Insurance — 2.8%

Aegon NV ADR(1)	5,136,862	$31,488,964
Aflac, Inc.	119,981	6,770,528

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance (continued)

Allstate Corp. (The)	60,964	$1,943,532
AON Corp.	25,900	1,191,659
Berkshire Hathaway, Inc., Class A(1)	654	78,774,300
Berkshire Hathaway, Inc., Class B(1)	940,459	75,340,171
Chubb Corp.	24,930	1,486,825
Cincinnati Financial Corp.	135,528	4,294,882
Hartford Financial Services Group, Inc.	10,762	285,085
Manulife Financial Corp.	65,344	1,122,610
Marsh & McLennan Cos., Inc.	24,256	663,159
Old Republic International Corp.	164,555	2,242,885
Progressive Corp.	1,166,022	23,168,857
Torchmark Corp.	252,479	15,083,096
Travelers Companies, Inc. (The)	76,466	4,259,921

		$248,116,474

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	59,077	$10,633,860
Expedia, Inc.	1	25
HSN, Inc.(1)	60,017	1,838,921
Liberty Media Corp. - Interactive, Class A(1)	11,902	187,695

		$12,660,501

Internet Software & Services — 1.9%

Akamai Technologies, Inc.(1)	200,000	$9,410,000
AOL, Inc.(1)	38,254	907,002
eBay, Inc.(1)	1,260,217	35,071,839
Google, Inc., Class A(1)	199,296	118,375,845
Google, Inc., Class A(1)(3)	3,500	2,076,989
IAC/InterActiveCorp(1)	13,368	383,662
VeriSign, Inc.	14,758	482,144

		$166,707,481

IT Services — 5.1%

Accenture PLC, Class A	2,738,000	$132,765,620
Automatic Data Processing, Inc.	1,314,993	60,857,876
Broadridge Financial Solutions, Inc.	10,202	223,730
DST Systems, Inc.	600	26,610
Fidelity National Information Services, Inc.	79,251	2,170,685
Fiserv, Inc.(1)	44,653	2,614,880
International Business Machines Corp.	1,572,831	230,828,678
Paychex, Inc.	757,686	23,420,074
Total System Services, Inc.	32,405	498,389
Western Union Co.	146,520	2,720,876

		$456,127,418

Leisure Equipment & Products — 0.0%(2)

Mattel, Inc.	22,565	$573,828

		$573,828

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.(1)	453,887	$18,804,538
Thermo Fisher Scientific, Inc.(1)	18,700	1,035,232

		$19,839,770

Machinery — 3.6%

Caterpillar, Inc.	121,835	$11,411,066
Danaher Corp.	44,183	2,084,112
Deere & Co.	2,623,301	217,865,148
Dover Corp.	434,443	25,393,194
Illinois Tool Works, Inc.	1,203,805	64,283,187
Parker Hannifin Corp.	30,763	2,654,847
WABCO Holdings, Inc.(1)	1,156	70,435

		$323,761,989

Media — 3.0%

Ascent Media Corp., Class A(1)	755	$29,264
CBS Corp., Class B	79,463	1,513,770
Comcast Corp., Class A	201,884	4,435,391
Comcast Corp., Special Class A	1,949,528	40,569,678
DIRECTV, Class A(1)	30,225	1,206,884
Discovery Communications, Inc., Class A(1)	7,555	315,043
Discovery Communications, Inc., Class C(1)	7,555	277,193
Gannett Co., Inc.	5,643	85,153
Liberty Global, Inc., Series A(1)	2,381	84,240
Liberty Global, Inc., Series C(1)	2,382	80,726
Liberty Media Corp. - Capital, Class A(1)	7,556	472,703
Liberty Media Corp. - Starz, Series A(1)	3,022	200,903
McGraw-Hill Cos., Inc. (The)	184,936	6,733,520
New York Times Co. (The), Class A(1)	5,269	51,636
News Corp., Class A	97	1,412
Omnicom Group, Inc.	192,607	8,821,401
Time Warner Cable, Inc.	125,310	8,274,219
Time Warner, Inc.	372,024	11,968,012
Viacom, Inc., Class B	83,155	3,293,770
Walt Disney Co. (The)	4,877,202	182,943,847
Washington Post Co., Class B	1,500	659,250
WPP PLC, ADR	37,400	2,322,914

		$274,340,929

Metals & Mining — 0.4%

Alcoa, Inc.	52,760	$811,976
Freeport-McMoRan Copper & Gold, Inc.	225,000	27,020,250
Nucor Corp.	230,000	10,078,600

		$37,910,826

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multiline Retail — 1.5%

Macy’s, Inc.	26,301	$665,415
Sears Holdings Corp.(1)	410	30,238
Target Corp.	2,290,940	137,754,222

		$138,449,875

Oil, Gas & Consumable Fuels — 8.4%

Anadarko Petroleum Corp.	2,267,534	$172,695,389
Apache Corp.	2,145,162	255,767,665
BP PLC ADR	217,447	9,604,634
Chevron Corp.	622,819	56,832,234
ConocoPhillips	361,015	24,585,122
Devon Energy Corp.	568,727	44,650,757
Exxon Mobil Corp.	2,296,100	167,890,832
Hess Corp.	39,579	3,029,377
Marathon Oil Corp.	175,831	6,511,022
Murphy Oil Corp.	78,679	5,865,519
Royal Dutch Shell PLC ADR, Class A	102,313	6,832,462
Royal Dutch Shell PLC ADR, Class B	9,594	639,632
Spectra Energy Corp.	8,313	207,742
Williams Cos., Inc.	2,000	49,440

		$755,161,827

Paper & Forest Products — 0.0%(2)

Neenah Paper, Inc.	975	$19,188

		$19,188

Personal Products — 0.0%(2)

Estee Lauder Cos., Inc., Class A	13,035	$1,051,924

		$1,051,924

Pharmaceuticals — 8.2%

Abbott Laboratories	3,085,358	$147,819,502
Allergan, Inc.	81,962	5,628,331
Bristol-Myers Squibb Co.	1,558,972	41,281,579
Eli Lilly & Co.	1,575,548	55,207,202
GlaxoSmithKline PLC ADR	459,388	18,017,197
Hospira, Inc.(1)	18,399	1,024,640
Johnson & Johnson	2,596,000	160,562,600
King Pharmaceuticals, Inc.(1)	52,305	734,885
Merck & Co., Inc.	1,909,105	68,804,144
Novo Nordisk A/S ADR	249,848	28,125,390
Pfizer, Inc.	7,447,685	130,408,964
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	87,155,417

		$744,769,851

Real Estate Investment Trusts (REITs) — 0.0%(2)

Weyerhaeuser Co.	11,615	$219,872

		$219,872

Real Estate Management & Development — 0.0%(2)

Forest City Enterprises, Inc., Class A(1)	56,500	$942,985

		$942,985

Road & Rail — 0.2%

Norfolk Southern Corp.	11,040	$693,533
Union Pacific Corp.	132,257	12,254,933

		$12,948,466

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	560,289	$21,106,087
Applied Materials, Inc.	1,065,614	14,971,877
Broadcom Corp., Class A	897,422	39,082,728
Cypress Semiconductor Corp.(1)	52,742	979,946
Intel Corp.	10,592,848	222,767,593
KLA-Tencor Corp.	142,065	5,489,392
Linear Technology Corp.	123,388	4,267,991
Maxim Integrated Products, Inc.	223,099	5,269,598
NVIDIA Corp.(1)	134,500	2,071,300
Texas Instruments, Inc.	897,287	29,161,827
Verigy, Ltd.(1)	284	3,698
Xilinx, Inc.	23,107	669,641

		$345,841,678

Software — 3.7%

Activision Blizzard, Inc.	846,350	$10,528,594
Adobe Systems, Inc.(1)	409,776	12,612,905
CA, Inc.	45,408	1,109,772
Electronic Arts, Inc.(1)	21,405	350,614
Microsoft Corp.	3,224,770	90,035,578
Oracle Corp.	6,883,600	215,456,680
Symantec Corp.(1)	185,171	3,099,763

		$333,193,906

Specialty Retail — 2.4%

Best Buy Co., Inc.	148,536	$5,093,299
Gap, Inc. (The)	89,138	1,973,515
Home Depot, Inc.	3,203,173	112,303,245
Limited Brands, Inc.	41,877	1,286,880
Lowe’s Companies, Inc.	663,831	16,648,882
Staples, Inc.	246,198	5,605,929
TJX Companies, Inc. (The)	1,701,405	75,525,368

		$218,437,118

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 3.0%

Coach, Inc.	10,800	$597,348
Hanesbrands, Inc.(1)	236,598	6,009,589
NIKE, Inc., Class B	3,058,444	261,252,287
VF Corp.	12,000	1,034,160

		$268,893,384

Thrifts & Mortgage Finance — 0.0%(2)

Tree.com, Inc.(1)	13,436	$126,836

		$126,836

Tobacco — 0.2%

Altria Group, Inc.	249,178	$6,134,762
Philip Morris International, Inc.	255,585	14,959,390

		$21,094,152

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	30,500	$1,748,870
Sprint Nextel Corp.(1)	135,160	571,727
Vodafone Group PLC ADR	258,159	6,823,142

		$9,143,739

Total Common Stocks
(identified cost $6,402,982,764)		$8,927,310,824

Preferred Stocks — 0.0%(2)

Security	Shares	Value

Commercial Banks — 0.0%(2)

Wells Fargo & Co.	166	$10

Total Preferred Stocks
(identified cost $4,929)		$10

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)(5)	$101,693	$101,692,564

Total Short-Term Investments
(identified cost $101,692,564)		$101,692,564

Total Investments — 99.8%
(identified cost $6,504,680,257)		$9,029,003,398

Other Assets, Less Liabilities — 0.2%		$16,213,819

Net Assets — 100.0%		$9,045,217,217

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Security subject to restrictions on resale (See Note 5).

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $117,723 and $0, respectively.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $6,402,987,693)	$8,927,310,833
Affiliated investments, at value (identified cost, $101,692,564)	101,692,564
Cash	1,201,444
Dividends receivable	10,718,987
Interest receivable from affiliated investment	18,551
Receivable for investments sold	7,012,596
Tax reclaims receivable	1,287,305

Total assets	$9,049,242,280

Liabilities

Payable to affiliates:
Investment adviser fee	$3,440,053
Trustees’ fees	12,625
Accrued expenses	572,385

Total liabilities	$4,025,063

Net Assets applicable to investors’ interest in Portfolio	$9,045,217,217

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$6,520,732,717
Net unrealized appreciation	2,524,484,500

Total	$9,045,217,217

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $2,024,341)	$169,815,633
Interest allocated from affiliated investments	139,296
Expenses allocated from affiliated investments	(21,573)

Total investment income	$169,933,356

Expenses

Investment adviser fee	$40,626,632
Trustees’ fees and expenses	50,500
Custodian fee	1,303,697
Legal and accounting services	151,995
Printing and postage	44,943
Miscellaneous	159,324

Total expenses	$42,337,091

Deduct —
Reduction of custodian fee	$165

Total expense reductions	$165

Net expenses	$42,336,926

Net investment income	$127,596,430

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions(1)	$232,534,485
Investment transactions allocated from affiliated investments	11,247
Foreign currency transactions	(5,664)

Net realized gain	$232,540,068

Change in unrealized appreciation (depreciation) —
Investments	$705,406,632
Foreign currency	(16,183)

Net change in unrealized appreciation (depreciation)	$705,390,449

Net realized and unrealized gain	$937,930,517

Net increase in net assets from operations	$1,065,526,947

(1)	Includes $268,975,439 of net realized gains from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$127,596,430	$171,051,571
Net realized gain (loss) from investment transactions and foreign currency transactions	232,540,068	(446,364,875)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	705,390,449	2,039,540,383

Net increase in net assets from operations	$1,065,526,947	$1,764,227,079

Capital transactions —
Contributions	$175,936,921	$362,235,165
Withdrawals	(1,675,725,915)	(3,249,726,036)

Net decrease in net assets from capital transactions	$(1,499,788,994)	$(2,887,490,871)

Net decrease in net assets	$(434,262,047)	$(1,123,263,792)

Net Assets

At beginning of year	$9,479,479,264	$10,602,743,056

At end of year	$9,045,217,217	$9,479,479,264

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.47%	0.45%	0.44%	0.45%
Net investment income	1.43%	1.86%	1.84%	1.52%	1.39%
Portfolio Turnover	2%	3%	3%	6%	7%

Total Return	12.86%	23.32%	(32.76)%	4.72%	13.69%

Net assets, end of year (000’s omitted)	$9,045,217	$9,479,479	$10,602,743	$19,864,161	$20,387,292

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 7.2%, 14.6%, 6.0%, and 1.3% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 70.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $40,638,659 of which $12,027 was allocated from Cash Management Portfolio and $40,626,632 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $165,245,452 and $48,294,867, respectively, for the year ended December 31, 2010. In addition, investors contributed securities with a value of $48,701,761 and investments having an aggregate market value of $1,505,988,551 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,072,854,306

Gross unrealized appreciation	$11,429,462,751
Gross unrealized depreciation	(4,473,313,659)

Net unrealized appreciation	$6,956,149,092

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $161,360.

5   Restricted Securities

At December 31, 2010, the Portfolio owned the following securities (representing 0.02% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of	Eligible
Common Stocks	Acquisition	for Resale	Shares	Cost	Value

Google, Inc., Class A	11/23/10	7/16/11	3,500	$4,235	$2,076,989

Total Restricted Securities				$4,235	$2,076,989

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Tax-Managed Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,173,325,021	$—		$—	$1,173,325,021
Consumer Staples	1,017,708,811	161,105,094		—	1,178,813,905
Energy	900,044,955	—		—	900,044,955
Financials	1,124,624,707	28,726,255		—	1,153,350,962
Health Care	1,124,925,079	—		—	1,124,925,079
Industrials	1,199,317,161	—		—	1,199,317,161
Information Technology	1,995,223,692	2,076,989		—	1,997,300,681
Materials	150,514,115	—		—	150,514,115
Telecommunication Services	44,740,834	—		—	44,740,834
Utilities	4,978,110	—		—	4,978,110

Total Common Stocks	$8,735,402,485	$191,908,338	*	$—	$8,927,310,823

Preferred Stocks	$10	$—		$—	$10
Short-Term Investments	—	101,692,564		—	101,692,564

Total	$8,735,402,495	$293,600,902		$—	$9,029,003,397

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks
and Convertible
Preferred Stocks*

Balance as of December 31, 2009	$0
Realized gains (losses)	(56)
Change in net unrealized appreciation (depreciation)	56
Cost of purchases	—
Proceeds from sales	—
Transfers to Level 3	—
Transfers from Level 3	—

Balance as of December 31, 2010	$—

*	All Level 3 investments held at December 31, 2009 were valued at $0.

At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Tax-Managed Growth Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.1 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.
William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.
Michael A. Allison 1964	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.
Yana S. Barton 1975	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.
John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.
Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.
Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.
Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.
John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.
Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)
Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.
Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.
Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.
Lewis R. Piantedosi 1965	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.
Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.
Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.
Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.
Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.
David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.
Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 36 registered investment companies managed by EVM or BMR.
Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.
Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.
Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.
Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.
Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2001.

The SAI for each Fund and the Portfolio includes additional information about the Trustees and officers of the Funds and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4966-2/11	TGSRC1.1&2

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE LARGE-CAP CORE RESEARCH FUND

Annual Report December 31, 2010 EATON VANCE LARGE-CAP CORE RESEARCH FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Charles B. Gaffney
Portfolio Manager
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	All 10 sectors in the S&P 500 Index (the Index)[1] posted positive returns for the year ending December 31, 2010, reflecting increasing confidence in the sustainability of the U.S. economy’s return to modest growth. As might be expected in the early stages of a recovery, the Index’s strongest performances came from the cyclical sectors, including consumer discretionary, industrials, materials and energy, all of which registered double-digit gains. Later-cycle economic sectors, such as health care and utilities, handed in weaker performances for the year, although both produced single-digit advances.

•	The Fund[2] registered a solid gain for the year but trailed the performance of the Index. On a sector basis, industrials, information technology and consumer staples detracted the most from the Fund’s performance relative to the Index, primarily due to stock selection in the aerospace and defense, diversified financial services and software industries.

•	Conversely, the Fund’s stock selection in the insurance, computers and peripherals, and commercial banks industries all contributed to its performance versus the Index. Opportune asset allocation in certain segments of the energy, telecommunication

Total Return Performance
12/31/09–12/31/10

Class A3	10.11%
Class C3	9.40
Class I3	10.41
S&P 500 Index[1]	15.06
Lipper Large-Cap Core Funds Average[1]	12.94
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Core Research Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent a contractual expense limitation by the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
services and utilities sectors also helped, especially in the energy equipment and services, wireless telecommunications and electric utilities industries.

•	Management is committed to implementing an investment approach that seeks to add value through fundamental research and bottom-up security selection by leveraging our analysts’ industry knowledge and investment experience. Certain periods within the Fund’s fiscal year presented a difficult environment for investment strategies that rely on fundamental research, as higher volatility led to market leadership from lower-quality stocks. Companies held in the Fund at period end, however, were those that management believed had attractive valuations and a greater ability to adapt to the ever-changing market conditions. The Fund’s sector allocations remained in line with those of the Index as of December 31, 2010.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Apple, Inc.	5.1%
Exxon Mobil Corp.	2.5
Microsoft Corp.	2.2
JPMorgan Chase & Co.	2.1
United Technologies Corp.	2.1
Air Products and Chemicals, Inc.	2.0
Wells Fargo & Co.	2.0
Google, Inc., Class A	1.8
Schlumberger, Ltd.	1.7
Bank of America Corp.	1.6

[1]	Top 10 Holdings represented 23.1% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 11/1/01.

A $10,000 hypothetical investment at net asset value in Class C shares on 10/1/09 (commencement of operations) and Class I shares on 9/3/08 (commencement of operations) would have been valued at $11,606 and $10,452, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAERX	ECERX	EIERX

Average Annual Total Returns (at net asset value)

One Year	10.11%	9.40%	10.41%
Five Years	3.75	N.A.	N.A.
Life of Fund†	4.78	12.63	1.92
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	3.80%	8.40%	10.41%
Five Years	2.53	N.A.	N.A.
Life of Fund†	4.11	12.63	1.92

†	Inception Dates: Class A: 11/1/01; Class C: 10/1/09; Class I: 9/3/08

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If the sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.18%	2.93%	1.93%
Net Expense Ratio	1.25	2.00	1.00

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Core Research Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,208.20	$6.96	**
Class C	$1,000.00	$1,205.30	$11.12	**
Class I	$1,000.00	$1,210.50	$5.57	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**
Class C	$1,000.00	$1,015.10	$10.16	**
Class I	$1,000.00	$1,020.20	$5.09	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Large-Cap Core Research Portfolio, at value (identified cost, $48,656,303)	$58,021,567
Receivable for Fund shares sold	123,614

Total assets	$58,145,181

Liabilities

Payable for Fund shares redeemed	$76,452
Payable to affiliates:
Distribution and service fees	9,432
Trustees’ fees	125
Accrued expenses	40,334

Total liabilities	$126,343

Net Assets	$58,018,838

Sources of Net Assets

Paid-in capital	$50,051,259
Accumulated net realized loss from Portfolio	(1,430,728)
Accumulated undistributed net investment income	33,043
Net unrealized appreciation from Portfolio	9,365,264

Total	$58,018,838

Class A Shares

Net Assets	$38,876,656
Shares Outstanding	2,911,373
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.35
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.16

Class C Shares

Net Assets	$1,636,864
Shares Outstanding	123,319
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.27

Class I Shares

Net Assets	$17,505,318
Shares Outstanding	1,310,675
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $8,334)	$799,156
Interest allocated from Portfolio	757
Expenses allocated from Portfolio	(319,953)

Total investment income from Portfolio	$479,960

Expenses

Administration fee	$65,189
Distribution and service fees
Class A	77,764
Class C	10,653
Trustees’ fees and expenses	302
Custodian fee	7,484
Transfer and dividend disbursing agent fees	47,904
Legal and accounting services	20,472
Printing and postage	24,915
Registration fees	43,224
Miscellaneous	11,662

Total expenses	$309,569

Deduct —
Waiver and reimbursement of expenses by an affiliate	$105,001

Total expense reductions	$105,001

Net expenses	$204,568

Net investment income	$275,392

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(146,740)
Foreign currency transactions	909

Net realized loss	$(145,831)

Change in unrealized appreciation (depreciation) —
Investments	$5,235,231
Foreign currency	90

Net change in unrealized appreciation (depreciation)	$5,235,321

Net realized and unrealized gain	$5,089,490

Net increase in net assets from operations	$5,364,882

See notes to financial statements

5

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2010	December 31, 2009(1)	October 31, 2009

From operations —
Net investment income	$275,392	$47,768	$175,199
Net realized gain (loss) from investment and foreign currency transactions	(145,831)	217,843	(1,206,957)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,235,321	2,016,350	3,847,625

Net increase in net assets from operations	$5,364,882	$2,281,961	$2,815,867

Distributions to shareholders —
From net investment income
Class A	$(145,368)	$(136,064)	$(56,960)
Class C	(39)	(3,040)	—
Class I	(99,925)	(59,679)	(10,814)

Total distributions to shareholders	$(245,332)	$(198,783)	$(67,774)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$22,033,575	$2,872,601	$15,910,366
Class C	1,399,604	409,998	81,343
Class I	10,441,797	3,156,156	3,249,949
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	136,807	125,701	49,614
Class C	20	354	—
Class I	90,352	54,180	9,159
Cost of shares redeemed
Class A	(9,014,990)	(4,876,086)	(4,464,688)
Class C	(336,764)	(46,826)	(25,000)
Class I	(1,734,962)	(115,313)	(1,171,207)

Net increase in net assets from Fund share transactions	$23,015,439	$1,580,765	$13,639,536

Net increase in net assets	$28,134,989	$3,663,943	$16,387,629

Net Assets

At beginning of period	$29,883,849	$26,219,906	$9,832,277

At end of period	$58,018,838	$29,883,849	$26,219,906

Accumulated undistributed net investment income included in net assets

At end of period	$33,043	$2,939	$153,954

(1)	For the two months ended December 31, 2009.

See notes to financial statements

6

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

				Year Ended October 31,
	Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)		2009	2008	2007	2006

Net asset value — Beginning of period	$12.170	$11.280		$10.290	$15.440	$13.370	$12.150

Income (Loss) From Operations

Net investment income(2)	$0.071	$0.020		$0.102	$0.092	$0.066	$0.064
Net realized and unrealized gain (loss)	1.159	0.946		0.948	(4.784)	2.537	1.771

Total income (loss) from operations	$1.230	$0.966		$1.050	$(4.692)	$2.603	$1.835

Less Distributions

From net investment income	$(0.050)	$(0.076)		$(0.060)	$(0.053)	$(0.052)	$(0.021)
From net realized gain	—	—		—	(0.405)	(0.481)	(0.594)

Total distributions	$(0.050)	$(0.076)		$(0.060)	$(0.458)	$(0.533)	$(0.615)

Net asset value — End of period	$13.350	$12.170		$11.280	$10.290	$15.440	$13.370

Total Return(3)	10.11%	8.56	%(4)	10.32%	(31.29)%	20.12%	15.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,877	$22,141		$22,264	$8,487	$6,241	$3,075
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25%	1.25	%(7)	1.25%	1.25%	1.25%	1.25%
Net investment income	0.58%	0.99	%(7)	1.00%	0.70%	0.47%	0.51%
Portfolio Turnover of the Portfolio	44%	10	%(4)	—	—	—	—
Portfolio Turnover of the Fund(8)	—	—		54%	76%	63%	74%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The administrator waived its fees and subsidized certain operating expenses equal to 0.24% and 0.84% of average daily net assets for the year ended December 31, 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93%, 1.54%, 2.10% and 3.74% of average daily net assets for the years ended October 31, 2009, 2008, 2007 and 2006, respectively). Absent the waivers and subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

7

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended	Period Ended		Period Ended
	December 31, 2010	December 31, 2009(1)		October 31, 2009(2)

Net asset value — Beginning of period	$12.130	$11.280		$11.520

Income (Loss) From Operations

Net investment loss(3)	$(0.017)	$(0.003)		$(0.011)
Net realized and unrealized gain (loss)	1.158	0.944		(0.229)

Total income (loss) from operations	$1.141	$0.941		$(0.240)

Less Distributions

From net investment income	$(0.001)	$(0.091)		$—

Total distributions	$(0.001)	$(0.091)		$—

Net asset value — End of period	$13.270	$12.130		$11.280

Total Return(4)	9.40%	8.34	%(5)	(2.08	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,637	$426		$55
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.00%	2.00	%(7)	2.00	%(7)
Net investment loss	(0.14)%	(0.14	)%(7)	(1.09	)%(7)
Portfolio Turnover of the Portfolio	44%	10	%(5)	—
Portfolio Turnover of the Fund(8)	—	—		54	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	The administrator waived its fees and subsidized certain operating expenses equal to 0.24% and 0.84% of average daily net assets for the year ended December 31, 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2009.

See notes to financial statements

8

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended		Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)		October 31, 2009	October 31, 2008(2)

Net asset value — Beginning of period	$12.170	$11.290		$10.300	$13.070

Income (Loss) From Operations

Net investment income(3)	$0.103	$0.021		$0.120	$0.018
Net realized and unrealized gain (loss)	1.164	0.959		0.949	(2.788)

Total income (loss) from operations	$1.267	$0.980		$1.069	$(2.770)

Less Distributions

From net investment income	$(0.077)	$(0.100)		$(0.079)	$—

Total distributions	$(0.077)	$(0.100)		$(0.079)	$—

Net asset value — End of period	$13.360	$12.170		$11.290	$10.300

Total Return(4)	10.41%	8.67	%(5)	10.54%	(21.19	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,505	$7,317		$3,901	$1,345
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.00%	1.00	%(7)	1.00%	1.00	%(7)
Net investment income	0.84%	1.06	%(7)	1.16%	1.03	%(7)
Portfolio Turnover of the Portfolio	44%	10	%(5)	—	—
Portfolio Turnover of the Fund(8)	—	—		54%	76	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from the commencement of operations, September 3, 2008, to October 31, 2008.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	The administrator waived its fees and subsidized certain operating expenses equal to 0.24% and 0.84% of average daily net assets for the year ended December 31, 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the year ended October 31, 2009 and the period ended October 31, 2008, respectively). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2008.

See notes to financial statements

9

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective November 1, 2009, the Fund invests all of its investable assets in interests in Large-Cap Core Research Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (26.0% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,374,862 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($1,055,394) and December 31, 2018 ($319,468). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

Additionally, at December 31, 2010, the Fund had a net capital loss of $37,710 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended December 31, 2010, the period ended December 31, 2009 and the year ended October 31, 2009 was as follows:

	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	October 31,
	2010	2009(1)	2009

Distributions declared from:
Ordinary income	$245,332	$198,783	$67,774

(1)	For the two months ended December 31, 2009.

During the year ended December 31, 2010, accumulated net realized loss was increased by $44 and accumulated undistributed net investment income was increased by $44 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$35,671
Capital loss carryforward and post October losses	$(1,412,572)
Net unrealized appreciation	$9,344,480

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $65,189. EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.25%, 2.00% and 1.00% annually of the average daily net assets of Class A, Class C and Class I, respectively, through April 30, 2011. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $105,001 for the year ended December 31, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $83 in sub-transfer agent fees. The Fund was informed that Eaton Vance

11

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $25,842 as its portion of the sales charges on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $77,764 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended December 31, 2010, the Fund paid or accrued to EVD $7,990 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At December 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $57,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that Class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $2,663 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $600 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $27,128,576 and $4,368,016, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	October 31,
Class A	2010	2009(1)	2009

Sales	1,820,389	239,357	1,593,249
Issued to shareholders electing to receive payments of distributions in Fund shares	10,242	10,228	5,278
Redemptions	(738,572)	(404,042)	(449,207)

Net increase (decrease)	1,092,059	(154,457)	1,149,320

12

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	October 31,
Class C	2010	2009(1)	2009(2)

Sales	115,050	34,132	6,997
Issued to shareholders electing to receive payments of distributions in Fund shares	1	29	—
Redemptions	(26,831)	(3,931)	(2,128)

Net increase	88,220	30,230	4,869

	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	October 31,
Class I	2010	2009(1)	2009

Sales	842,388	261,136	319,417
Issued to shareholders electing to receive payments of distributions in Fund shares	6,760	4,412	975
Redemptions	(139,886)	(9,549)	(105,597)

Net increase	709,262	255,999	214,795

(1)	For the two months ended December 31, 2009.

(2)	Class C commenced operations on October 1, 2009.

13

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Large-Cap Core Research Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the two month period ended December 31, 2009, and for the year ended October 31, 2009, and the financial highlights for the year ended December 31, 2010, the two month period ended December 31, 2009, and each of the three years in the period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 19, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the two month period ended December 31, 2009, and for the year ended October 31, 2009, and the financial highlights for the year ended December 31, 2010, the two month period ended December 31, 2009, and each of the three years in the period ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

14

Eaton Vance Large-Cap Core Research Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $738,739, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

15

Large-Cap Core Research Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.6%

Security	Shares	Value

Aerospace & Defense — 5.9%

Boeing Co. (The)	14,829	$967,740
General Dynamics Corp.	42,522	3,017,361
Lockheed Martin Corp.	32,149	2,247,537
Raytheon Co.	48,368	2,241,373
United Technologies Corp.	60,461	4,759,490

		$13,233,501

Auto Components — 0.9%

Johnson Controls, Inc.	51,930	$1,983,726

		$1,983,726

Beverages — 2.7%

Coca-Cola Co. (The)	45,463	$2,990,102
PepsiCo, Inc.	48,049	3,139,041

		$6,129,143

Biotechnology — 1.3%

Amgen, Inc.(1)	18,392	$1,009,721
Celgene Corp.(1)	23,740	1,403,983
Genzyme Corp.(1)	5,730	407,976

		$2,821,680

Capital Markets — 2.7%

Goldman Sachs Group, Inc.	16,009	$2,692,073
Invesco, Ltd.	31,772	764,434
Northern Trust Corp.	15,550	861,626
State Street Corp.	21,480	995,383
T. Rowe Price Group, Inc.	9,703	626,232

		$5,939,748

Chemicals — 2.0%

Air Products and Chemicals, Inc.	49,955	$4,543,407

		$4,543,407

Commercial Banks — 4.7%

Fifth Third Bancorp	79,803	$1,171,508
KeyCorp	154,820	1,370,157
PNC Financial Services Group, Inc.	25,778	1,565,240
U.S. Bancorp	74,348	2,005,165
Wells Fargo & Co.	140,829	4,364,291

		$10,476,361

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	33,311	$1,228,177

		$1,228,177

Communications Equipment — 4.4%

Cisco Systems, Inc.(1)	115,234	$2,331,184
HTC Corp.	36,000	1,109,836
Juniper Networks, Inc.(1)	48,007	1,772,418
QUALCOMM, Inc.	45,134	2,233,682
Research In Motion, Ltd.(1)	17,321	1,006,870
Telefonaktiebolaget LM Ericsson ADR	111,837	1,289,481

		$9,743,471

Computers & Peripherals — 5.9%

Apple, Inc.(1)	35,098	$11,321,211
EMC Corp.(1)	80,582	1,845,328

		$13,166,539

Consumer Finance — 0.7%

American Express Co.	36,492	$1,566,237

		$1,566,237

Diversified Financial Services — 4.1%

Bank of America Corp.	275,309	$3,672,622
Citigroup, Inc.(1)	167,013	789,971
JPMorgan Chase & Co.	112,397	4,767,881

		$9,230,474

Diversified Telecommunication Services — 1.4%

AT&T, Inc.	69,136	$2,031,216
Verizon Communications, Inc.	32,591	1,166,106

		$3,197,322

Electric Utilities — 0.6%

American Electric Power Co., Inc.	40,042	$1,440,711

		$1,440,711

See notes to financial statements

16

Large-Cap Core Research Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electrical Equipment — 0.4%

Emerson Electric Co.	15,023	$858,865

		$858,865

Energy Equipment & Services — 2.6%

Halliburton Co.	50,596	$2,065,835
Schlumberger, Ltd.	44,542	3,719,257

		$5,785,092

Food & Staples Retailing — 2.4%

Wal-Mart Stores, Inc.	64,311	$3,468,292
Walgreen Co.	46,361	1,806,225

		$5,274,517

Food Products — 1.6%

Kellogg Co.	25,938	$1,324,913
Nestle SA ADR	38,925	2,289,569

		$3,614,482

Health Care Equipment & Supplies — 1.1%

Becton, Dickinson and Co.	6,926	$585,386
Boston Scientific Corp.(1)	126,139	954,872
Covidien PLC	21,355	975,069

		$2,515,327

Health Care Providers & Services — 2.5%

AmerisourceBergen Corp.	40,425	$1,379,301
DaVita, Inc.(1)	5,869	407,837
Fresenius Medical Care AG & Co. KGaA ADR	16,516	952,808
Medco Health Solutions, Inc.(1)	17,979	1,101,573
UnitedHealth Group, Inc.	49,414	1,784,340

		$5,625,859

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp.	20,132	$928,286
Marriott International, Inc., Class A	18,891	784,732
McDonald’s Corp.	27,872	2,139,455

		$3,852,473

Household Durables — 0.4%

Whirlpool Corp.	9,392	$834,291

		$834,291

Household Products — 1.6%

Colgate-Palmolive Co.	12,272	$986,301
Henkel AG & Co. KGaA ADR	21,619	1,120,945
Procter & Gamble Co.	21,232	1,365,854

		$3,473,100

Industrial Conglomerates — 1.5%

3M Co.	14,282	$1,232,537
General Electric Co.	114,763	2,099,015

		$3,331,552

Insurance — 2.6%

Aflac, Inc.	23,893	$1,348,282
Lincoln National Corp.	39,251	1,091,570
MetLife, Inc.	42,197	1,875,235
Prudential Financial, Inc.	26,937	1,581,471

		$5,896,558

Internet Software & Services — 1.8%

Google, Inc., Class A(1)	6,691	$3,974,253

		$3,974,253

IT Services — 2.7%

Accenture PLC, Class A	36,447	$1,767,315
Cognizant Technology Solutions Corp.(1)	9,168	671,923
International Business Machines Corp.	24,874	3,650,508

		$6,089,746

Leisure Equipment & Products — 0.5%

Hasbro, Inc.	23,391	$1,103,587

		$1,103,587

Machinery — 2.6%

Caterpillar, Inc.	20,307	$1,901,954
Danaher Corp.	18,070	852,362
PACCAR, Inc.	17,996	1,033,330
Parker Hannifin Corp.	22,465	1,938,729

		$5,726,375

See notes to financial statements

17

Large-Cap Core Research Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Media — 2.5%

McGraw-Hill Cos., Inc. (The)	36,155	$1,316,404
Time Warner Cable, Inc.	24,963	1,648,307
Walt Disney Co. (The)	67,050	2,515,045

		$5,479,756

Metals & Mining — 1.9%

BHP Billiton, Ltd. ADR	7,060	$656,015
Cliffs Natural Resources, Inc.	8,803	686,722
Freeport-McMoRan Copper & Gold, Inc.	15,636	1,877,728
United States Steel Corp.	18,912	1,104,839

		$4,325,304

Multi-Utilities — 2.8%

CMS Energy Corp.	94,301	$1,753,999
PG&E Corp.	32,224	1,541,596
Public Service Enterprise Group, Inc.	31,418	999,407
Sempra Energy	35,532	1,864,719

		$6,159,721

Multiline Retail — 1.5%

Macy’s, Inc.	55,949	$1,415,510
Target Corp.	32,514	1,955,067

		$3,370,577

Oil, Gas & Consumable Fuels — 9.4%

Apache Corp.	28,699	$3,421,782
ConocoPhillips	48,871	3,328,115
Exxon Mobil Corp.	76,484	5,592,510
Hess Corp.	38,620	2,955,975
Occidental Petroleum Corp.	27,369	2,684,899
Peabody Energy Corp.	20,488	1,310,822
Southwestern Energy Co.(1)	42,047	1,573,819

		$20,867,922

Personal Products — 0.4%

Estee Lauder Cos., Inc., Class A	12,056	$972,919

		$972,919

Pharmaceuticals — 5.5%

Abbott Laboratories	54,224	$2,597,872
Merck & Co., Inc.	87,352	3,148,166
Novartis AG ADR	9,772	576,059
Novo Nordisk A/S ADR	4,020	452,531
Pfizer, Inc.	160,190	2,804,927
Shire PLC ADR	13,104	948,468
Teva Pharmaceutical Industries, Ltd. ADR	25,503	1,329,471
Watson Pharmaceuticals, Inc.(1)	8,612	444,810

		$12,302,304

Professional Services — 0.3%

Manpower, Inc.	11,408	$715,966

		$715,966

Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	7,902	$889,370
Boston Properties, Inc.	8,882	764,740
Equity Residential	14,344	745,171
Vornado Realty Trust	8,423	701,889

		$3,101,170

Software — 4.2%

Activision Blizzard, Inc.	71,494	$889,386
Microsoft Corp.	176,372	4,924,306
Oracle Corp.	112,591	3,524,098

		$9,337,790

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A	13,300	$766,479
Best Buy Co., Inc.	24,721	847,683
Gap, Inc. (The)	26,894	595,433
Home Depot, Inc.	58,201	2,040,527
Staples, Inc.	33,309	758,446
TJX Companies, Inc. (The)	21,252	943,377

		$5,951,945

Textiles, Apparel & Luxury Goods — 0.7%

NIKE, Inc., Class B	17,701	$1,512,019

		$1,512,019

Tobacco — 1.8%

Philip Morris International, Inc.	53,763	$3,146,748
Reynolds American, Inc.	26,416	861,690

		$4,008,438

See notes to financial statements

18

Large-Cap Core Research Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.6%

American Tower Corp., Class A(1)	41,625	$2,149,515
Rogers Communications, Inc., Class B	38,978	1,349,808

		$3,499,323

Total Common Stocks
(identified cost $191,528,585)		$224,261,728

Short-Term Investments — 0.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$331	$331,314

Total Short-Term Investments
(identified cost $331,314)		$331,314

Total Investments — 100.8%
(identified cost $191,859,899)		$224,593,042

Other Assets, Less Liabilities — (0.8)%		$(1,738,677)

Net Assets — 100.0%		$222,854,365

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $3,292 and $0, respectively.

See notes to financial statements

19

Large-Cap Core Research Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $191,528,585)	$224,261,728
Affiliated investment, at value (identified cost, $331,314)	331,314
Dividends receivable	287,249
Interest receivable from affiliated investment	362
Tax reclaims receivable	8,287

Total assets	$224,888,940

Liabilities

Payable for investments purchased	$1,831,672
Payable to affiliates:
Investment adviser fee	121,826
Trustees’ fees	1,855
Accrued expenses	79,222

Total liabilities	$2,034,575

Net Assets applicable to investors’ interest in Portfolio	$222,854,365

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$190,120,892
Net unrealized appreciation	32,733,473

Total	$222,854,365

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $45,581)	$3,856,337
Interest allocated from affiliated investments	3,489
Expenses allocated from affiliated investments	(197)

Total investment income	$3,859,629

Expenses

Investment adviser fee	$1,373,067
Trustees’ fees and expenses	9,373
Custodian fee	115,744
Legal and accounting services	38,770
Miscellaneous	9,610

Total expenses	$1,546,564

Net investment income	$2,313,065

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,189,007)
Investment transactions allocated from affiliated investments	153
Foreign currency transactions	3,537

Net realized loss	$(2,185,317)

Change in unrealized appreciation (depreciation) —
Investments	$21,701,564
Foreign currency	271

Net change in unrealized appreciation (depreciation)	$21,701,835

Net realized and unrealized gain	$19,516,518

Net increase in net assets from operations	$21,829,583

See notes to financial statements

20

Large-Cap Core Research Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Period Ended
in Net Assets	December 31, 2010	December 31, 2009(1)

From operations —
Net investment income	$2,313,065	$371,180
Net realized gain (loss) from investment and foreign currency transactions	(2,185,317)	1,120,803
Net change in unrealized appreciation (depreciation) from investments and foreign currency	21,701,835	8,918,045

Net increase in net assets from operations	$21,829,583	$10,410,028

Capital transactions —
Assets contributed by Eaton Vance Large-Cap Core Research Fund	$—	$27,129,824
Contributions	39,512,953	186,991,408
Withdrawals	(52,640,746)	(10,478,695)

Net increase (decrease) in net assets from capital transactions	$(13,127,793)	$203,642,537

Net increase in net assets	$8,701,790	$214,052,565

Net Assets

At beginning of period	$214,152,575	$100,010

At end of period	$222,854,365	$214,152,575

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See notes to financial statements

21

Large-Cap Core Research Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.73%	0.86	%(3)
Net investment income	1.09%	1.19	%(3)
Portfolio Turnover	44%	10	%(4)

Total Return	10.68%	8.63	%(4)

Net assets, end of period (000’s omitted)	$222,854	$214,153

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

22

Large-Cap Core Research Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Core Research Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio was organized on August 10, 2009 and remained inactive until November 1, 2009 except for matters related to its organization, including the sale of initial interests of $105,010 and the expensing of $5,000 of organization costs. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Large-Cap Core Research Fund and Eaton Vance Balanced Fund held an interest of 26.0% and 68.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

23

Large-Cap Core Research Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on November 1, 2009 to December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $1,373,217 of which $150 was allocated

24

Large-Cap Core Research Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

from Cash Management Portfolio and $1,373,067 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $92,092,573 and $98,800,493, respectively, for the year ended December 31, 2010.

4   Transfer of Assets

Investment operations began on November 1, 2009 with the transfer of investments and related assets by Eaton Vance Large-Cap Core Research Fund of $27,129,824, including net unrealized appreciation of $2,113,593, in exchange for an interest in the Portfolio. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

5   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$191,884,331

Gross unrealized appreciation	$34,604,964
Gross unrealized depreciation	(1,896,253)

Net unrealized appreciation	$32,708,711

The net unrealized appreciation on foreign currency at December 31, 2010 on federal income tax basis was $330.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

25

Large-Cap Core Research Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$24,088,374	$—		$—	$24,088,374
Consumer Staples	23,472,599	—		—	23,472,599
Energy	26,653,014	—		—	26,653,014
Financials	36,210,548	—		—	36,210,548
Health Care	23,265,170	—		—	23,265,170
Industrials	25,094,436	—		—	25,094,436
Information Technology	41,201,963	1,109,836		—	42,311,799
Materials	8,868,711	—		—	8,868,711
Telecommunication Services	6,696,645	—		—	6,696,645
Utilities	7,600,432	—		—	7,600,432

Total Common Stocks	$223,151,892	$1,109,836	*	$—	$224,261,728

Short-Term Investments	$—	$331,314		$—	$331,314

Total Investments	$223,151,892	$1,441,150		$—	$224,593,042

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

26

Large-Cap Core Research Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Core Research Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Core Research Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, November 1, 2009, to December 31, 2009. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Core Research Portfolio as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period from the start of business, November 1, 2009, to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

27

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Core Research Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Core Research Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. The Board also considered the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

29

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

31

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust and President of the Portfolio(4)	Vice President of the Trust since 2007 and President of the Portfolio since 2011	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 1952	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

32

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Dana C. Robinson 1957	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 36 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 39 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as President of the Portfolio since 2009 and Vice President of the Trust since 2001.

(4)	Prior to 2011, Mr. Gaffney served as Vice President of the Portfolio since 2009.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Advisor of
Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Core Research Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1325-2/11	ERSRC

Item 2.	Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services
(a)-(d)
Eaton Vance AMT-Free Municipal Income Fund, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Large-Cap Core Research Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 30 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2009 and December 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$53,570	$51,570
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,540	$6,540
All Other Fees(3)	$2,500	$1,000

Total	$62,610	$59,110

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$13,900	$13,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$1,500	$1,000

Total	$21,590	$21,090

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$13,900	$13,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$1,500	$1,000

Total	$21,590	$21,090

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$8,000	$11,550
Audit-Related Fees(1)	0	$0
Tax Fees(2)	$5,000	$8,080
All Other Fees(3)	0	$1,900

Total	$13,000	$21,530

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (January 31*, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/09	12/31/09	10/31/10	12/31/10

Audit Fees	$529,055	$111,770	$527,835	$90,920
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$256,590	$29,930	$258,500	$27,000
All Other Fees(3)	$44,500	$8,000	$28,500	$4,900

Total	$830,145	$149,700	$814,835	$122,820

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
* Series commenced operations on 4/1/2010.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i)

specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.*

Fiscal Years Ended	10/31/09	12/31/09	10/31/10	12/31/10

Registrant(1)	$301,090	$44,130	$287,000	$31,900
Eaton Vance(2)	$280,861	$288,295	$278,901	$250,973

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
*Table does not include information for 1/31/2011 fiscal year end of Series commencing operations on 4/1/2010.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants
Not required in this filing.

Item 6.	Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10.	Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11.	Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 16, 2011

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2011